                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to 14a-11(c) or 14a-12

                              Hanover Direct, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              HANOVER DIRECT, INC.
                             1500 HARBOR BOULEVARD
                          WEEHAWKEN, NEW JERSEY 07087
                                 (201) 863-7300

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 20, 1996

TO OUR SHAREHOLDERS:

     PLEASE TAKE NOTICE that the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of Hanover Direct, Inc., a Delaware corporation (the "Company"), will be held at the Ramada Plaza Suites Hotel, 350 Route 3 West, Secaucus, New Jersey 07094 on Thursday, June 20, 1996 at 9:30 a.m., local time, for the following purposes:

     1. To elect 11 members of the Board of Directors to serve until the 1997 Annual Meeting of Shareholders and in each case until their respective successors are elected and qualified;

     2. To ratify and approve the adoption of the Company's Short-Term Incentive Plan for Rakesh K. Kaul, President and Chief Executive Officer of the Company;

     3. To ratify and approve the adoption of the Company's Long-Term Incentive Plan for Rakesh K. Kaul, President and Chief Executive Officer of the Company;

     4. To ratify and approve the adoption of the Company's 1996 Stock Option Plan;

     5. To ratify and approve the adoption of certain amendments to the 1993 Executive Equity Incentive Plan as described in the accompanying Proxy Statement;

     6. To ratify and approve the appointment by the Board of Directors of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 28, 1996; and

     7. To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     All shareholders are cordially invited to attend. Only holders of record of issued and outstanding shares of Common Stock and Series B Convertible Additional Preferred Stock of the Company at the close of business on May 6, 1996 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. A copy of the Company's Proxy Statement and 1995 Annual Report to Shareholders is enclosed.

     In accordance with Section 219 of the Delaware General Corporation Law, the Company will make available for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the Ramada Plaza

Suites Hotel, 350 Route 3 West, Secaucus, New Jersey 07094, a complete list of the shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order.

                                          By Order of the Board of Directors,

                                LOGO

                                          Edward J. O'Brien
                                          Secretary

May 13, 1996

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES OF AMERICA. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS USE AT THE ANNUAL MEETING. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING.

                              HANOVER DIRECT, INC.
                             1500 HARBOR BOULEVARD
                          WEEHAWKEN, NEW JERSEY 07087
                                 (201) 863-7300

                 PROXY STATEMENT FOR THE 1996 ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON JUNE 20, 1996

                                  INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to the holders of voting stock (the "Shareholders") of Hanover Direct, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1996 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 9:30 a.m., local time, on Thursday, June 20, 1996 at the Ramada Plaza Suites Hotel, 350 Route 3 West, Secaucus, New Jersey 07094 and any adjournments or postponements thereof. This Proxy Statement is first being sent to Shareholders of the Company on or about May 13, 1996.

     At the Annual Meeting, Shareholders will (1) elect 11 members of the Board of Directors to serve until the 1997 Annual Meeting of Shareholders and in each case until their respective successors are elected and qualified, (2) ratify and approve the adoption of the Company's Short-Term Incentive Plan for Rakesh K. Kaul, President and Chief Executive Officer of the Company, (3) ratify and approve the adoption of the Company's Long-Term Incentive Plan for Rakesh K. Kaul, President and Chief Executive Officer of the Company, (4) ratify and approve the adoption of the Company's 1996 Stock Option Plan, (5) ratify and approve the adoption of certain amendments to the 1993 Executive Equity Incentive Plan described herein, and (6) ratify and approve the appointment by the Board of Directors of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 28, 1996.

     Shareholders may also consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

RECORD DATE; SHARES ENTITLED TO VOTE

     The Board of Directors has fixed the close of business on May 6, 1996 as the record date (the "Record Date") for determining holders of outstanding shares of the Company's Common Stock, par value $.66 2/3 per share (the "Common Stock"), and Series B Convertible Additional Preferred Stock, par value $.01 and stated value $10.00 per share (the "Series B Preferred" and, together with the Common Stock, the "Voting Stock"), entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only holders of record of Voting Stock at the close of business on such date will be entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements thereof. On that date, there were 93,590,646 shares of Common Stock and 634,900 shares of Series B Preferred outstanding and entitled to vote. As of May 6, 1996, 52,123,859 shares of Common Stock (and currently exercisable warrants) were owned by subsidiaries of NAR Group Limited, a British Virgin Islands corporation ("NAR"). Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted for a vote at the Annual Meeting, while each outstanding share of Series B Preferred entitles the holder thereof to 1.5 votes on all such matters. All shares of Common Stock and Series B Preferred will vote together as one class on all questions that come before the Annual Meeting.

VOTE REQUIRED

     Pursuant to the Company's Bylaws, the affirmative vote of the holders of a plurality of the combined voting power of all shares of Voting Stock present in person or by proxy at the Annual Meeting and voting together as a single class is required to elect Directors. The affirmative vote of the holders of a majority of the combined voting power of all shares of Voting Stock present in person or by proxy and entitled to vote at the Annual Meeting as a single class is required to approve the adoption of the Short-Term Incentive Plan. The affirmative vote of the holders of a majority of the combined voting power of all shares of Voting Stock present in person or by proxy and entitled to vote at the Annual Meeting as a single class is required to approve the adoption of the Long-Term Incentive Plan. The affirmative vote of the holders of a majority of the combined voting power of all shares of Voting Stock present in person or by proxy and entitled to vote at the Annual Meeting as a single class is required to approve the adoption of the 1996 Stock Option Plan. The affirmative vote of the holders of a majority of the combined voting power of all shares of Voting Stock present in person or by proxy and entitled to vote at the Annual Meeting as a single class is required to approve the adoption of the amendments to the 1993 Executive Equity Incentive Plan. The affirmative vote of the holders of a majority of the combined voting power of all shares of Voting Stock present in person or by proxy at the Annual Meeting and voting together as a single class is required to ratify and approve the appointment of auditors. Abstentions will have the same effect as a vote against the approval of the adoption of the Short-Term Incentive Plan, the approval of the adoption of the Long-Term Incentive Plan, the approval of the adoption of the 1996 Stock Option Plan, the approval of the adoption of the amendments to the 1993 Executive Equity Incentive Plan and the proposal to ratify and approve the appointment of auditors and, with respect to election of a nominee for Director, will have the same effect as a withheld vote. Broker non-votes will have no effect on the votes with respect to the proposal to approve the adoption of the Short-Term Incentive Plan, approve the adoption of the Long-Term Incentive Plan, approve the adoption of the 1996 Stock Option Plan, approve the adoption of the amendments to the 1993 Executive Equity Incentive Plan and approve the appointment of auditors, nor will they have any effect on the election of Directors.

SOLICITATION OF PROXIES

     Each Shareholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that shares owned thereby are voted at the Annual Meeting. All shares of Voting Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions on the proxies. If no instructions are given or indicated, properly executed proxies will be voted IN FAVOR OF the adoption of the Company's Short-Term Incentive Plan for Rakesh K. Kaul, President and Chief Executive Officer of the Company, IN FAVOR OF the adoption of the Company's Long-Term Incentive Plan for Rakesh K. Kaul, President and Chief Executive Officer of the Company, IN FAVOR OF the adoption of the Company's 1996 Stock Option Plan, IN FAVOR OF the adoption of certain amendments to the 1993 Executive Equity Incentive Plan described herein, IN FAVOR OF the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 28, 1996, and FOR the election of the nominees for Director described herein. In the event that any nominee at the time of election shall be unable or unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), and in consequence other nominees shall be nominated, the persons named in the proxy shall have the discretion and authority to vote or refrain from voting in accordance with their judgment on such other nominations. The Company does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented to the Annual Meeting for action, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on such matters in accordance with their own judgment.

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

REVOCATION OF PROXIES

     Any Shareholder may revoke a proxy at any time before such proxy is voted. Proxies may be revoked (i) by delivering to the Secretary of the Company a written notice of revocation bearing a date later than the date of the proxy,
(ii) by duly executing a subsequent proxy relating to the same shares of Voting Stock and delivering it to the Secretary of the Company, or (iii) by attending the Annual Meeting and stating to the Secretary of the Company an intention to vote in person and so voting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any subsequent proxy or written notice of revocation of a proxy should be delivered to Hanover Direct, Inc., 1500 Harbor Boulevard, Weehawken, New Jersey 07087, Attention: Edward J. O'Brien, Secretary.

COST OF SOLICITATION

     The Company will bear the cost of soliciting proxies in connection with the Annual Meeting estimated at $5,000 in the aggregate. Proxies will be solicited by telephone, telegram, mail or personal contact. American Stock Transfer & Trust Company, the Company's transfer agent, will aid in the solicitation of proxies in connection with the Annual Meeting for no additional fee. Directors, officers and employees of the Company may solicit proxies by telephone, telegram, mail or personal contact. Such persons will receive no additional compensation for such services, but the Company may reimburse them for reasonable out-of-pocket expenses incurred in connection therewith. Copies of solicitation material will be furnished to fiduciaries, custodians, nominees and brokerage houses for forwarding to beneficial owners of shares of Voting Stock held in their names and the Company will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith.

                             ELECTION OF DIRECTORS

GENERAL

     At the Annual Meeting, Shareholders will elect 11 members of the Board of Directors to serve until the Annual Meeting of Shareholders to be held in 1997 and in each case until their respective successors are elected and qualified or until their death, resignation, retirement, disqualification or removal as provided in the Certificate of Incorporation and Bylaws of the Company.

AGREEMENTS WITH RESPECT TO NOMINATION OF DIRECTORS

     As a result of the commencement of a proxy contest in 1989 by Theodore H. Kruttschnitt, J. David Hakman and Edmund R. Manwell, the Company's predecessor, The Horn & Hardart Company (references to the Company hereinafter include its predecessor), entered into an agreement on May 5, 1989 with Messrs. Kruttschnitt, Hakman and Manwell (the "Nomination and Standstill Agreement"). Pursuant to the Nomination and Standstill Agreement, the Board was expanded to 11 members and Messrs. Kruttschnitt, Hakman and Manwell were appointed as Directors. The Company also agreed to nominate each of Messrs. Kruttschnitt, Hakman and Manwell for election upon the expiration of their respective terms provided Mr. Kruttschnitt continues to own certain specified levels of the Company's Common Stock. See "EXECUTIVE COMPENSATION AND OTHER
INFORMATION -- CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

     Pursuant to the Stock Purchase Agreement, dated October 25, 1991, between the Company and NAR (the "Stock Purchase Agreement"), the Company agreed to recommend in its proxy statement for each

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

annual or special meeting of Shareholders at which Directors are to be elected during the five year period from October 25, 1991, and at each such Shareholders' meeting, as part of the management slate for election to the Board of Directors, such number of persons designated by NAR as will result in the Board's including six persons designated by NAR. In addition, NAR agreed that for a period of five years from October 25, 1991, so long as the Board of Directors of the Company consists of 11 persons of whom six are designees of NAR, it will not nominate or propose for nomination or elect persons to the Board if as a result more than six persons designated by it would be on the Board at any one time except following an acquisition by a third party of 20% or more of the voting stock or total assets of the Company. Ralph Destino, Jeffrey Laikind, Elizabeth Valk Long, Alan G. Quasha, Geraldine Stutz and Robert F. Wright were designated pursuant to such agreement and were nominated and elected to serve as Directors of the Company at the Company's 1991 Special Meeting of Shareholders. SEE "EXECUTIVE COMPENSATION AND OTHER INFORMATION -- CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

NOMINEES FOR DIRECTOR

     The nominees for Director, together with certain information furnished to the Company by each nominee, are set forth below. All of such nominees currently serve as directors of the Company.

     RALPH DESTINO, 59, has been the Chairman of Cartier, Inc., a luxury goods store, since 1985. Cartier, Inc. is a subsidiary of Compagnie Financiere Richemont, A.G. ("Richemont"), a Swiss public company engaged in the tobacco, luxury goods and other businesses and an affiliate of NAR. Mr. Destino also serves as a director of The Leslie Fay Companies, a manufacturer of dresses, suits, coats and sportswear which filed for protection under Chapter 11 of the U.S. Code in March 1993. Mr. Destino, a designee of NAR, was elected a Director of the Company in October 1991.

     J. DAVID HAKMAN, 54, has been the Chief Executive Officer of Hakman Capital Corporation, Burlingame, California, an investment and merchant banking firm, since 1980. Mr. Hakman also serves as a director of Concord Camera Corp., a firm which manufactures and distributes cameras. Mr. Hakman was the Chairman and a director of AFD Acquisition Corp. ("AFD"), a food distribution company, which filed for protection under Chapter 11 of the U.S. Code in June 1991 and emerged from Chapter 11 in September 1993. AFD has ceased operations and its assets have been distributed to creditors. Mr. Hakman, a designee of Mr. Kruttschnitt, was appointed a Director of the Company in May 1989 pursuant to the Nomination and Standstill Agreement and was elected a Director of the Company in October 1991.

     RAKESH K. KAUL, 44, has served as the Company's President and Chief Executive Officer since March 7, 1996. Mr. Kaul served as Vice Chairman and Chief Operating Officer of Fingerhut Companies, Inc., a multi-media direct marketing company, from March 1995 to February 1996 and Executive Vice President and Chief Administrative Officer of Fingerhut from January 1992 until March 1995. Prior to 1992, Mr. Kaul was the Senior Vice President of Strategy and Finance and a director of Shaklee Corporation, a direct marketing company. Mr. Kaul was appointed a Director of the Company in March 1996.

     S. LEE KLING, 67, is Chairman of the Board of Kling Rechter & Co., a merchant banking company. He served as Chairman and a director of Landmark Bancshares Corporation, a bank holding company in St. Louis, Missouri, from 1974 through 1991, when it merged with Magna Group Inc. He served as Landmark's Chief Executive Officer from 1974 through 1990. Mr. Kling serves on the Boards of Directors of E-Systems, Inc., a diversified electronics company, Falcon Products, Inc., a manufacturer of commercial furniture, Bernard Chaus Inc., a sportswear manufacturer and distributor, Top Air Manufacturing Co., a manufacturer of agricultural equipment, Lewis Galoob Toys, Inc., a toy company, Magna Group, Inc., a multi-bank holding company, and National Beverage Corp., a specialized beverage company. In February

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

1995, Mr. Kling was appointed by President Clinton to serve as a Commissioner on the Defense Base Closure and Realignment Commission. Mr. Kling was elected a Director of the Company in 1983.

     THEODORE H. KRUTTSCHNITT, 53, has been the owner and sole proprietor of California Innkeepers, Burlingame, California, an owner/operator of hotels and motor hotels, since May 1970. Mr. Kruttschnitt is also Chairman of the Board of Burlingame Bancorp, a commercial bank holding company, and serves on the Board of Directors of Cooper Development Company, a firm which invests in personal care products businesses. Mr. Kruttschnitt was appointed a Director of the Company in May 1989 pursuant to the Nomination and Standstill Agreement and was elected a Director of the Company in October 1991.

     JEFFREY LAIKIND, 60, has been a Senior Managing Director with H N Howard & Son Inc., an investment advisory firm, since June 1995. He served as Managing Director of Prudential Securities Investment Management (formerly Prudential Bache Securities Inc.), a money management firm, from 1985 until June 1995. Mr. Laikind is also a director of NAR and a member of the advisory board of Quadrant Management, Inc., an indirect wholly-owned subsidiary of NAR which manages NAR's U.S. assets ("Quadrant"). Mr. Laikind, a designee of NAR, was elected a Director of the Company in October 1991.

     ELIZABETH VALK LONG, 46, has been the Executive Vice President of Time, Inc., periodical and book publishers, since September 1995. From September 1993 to September 1995, she was the President of TIME Magazine and, from April 1989 to September 1993, she was a Senior Vice President of Time Inc. She served as the publisher of TIME Magazine from July 1991 until September 1993, of PEOPLE Magazine from November 1988 until July 1991, and of LIFE Magazine from December 1986 until November 1988. Ms. Long, a designee of NAR, was elected a Director of the Company in October 1991.

     EDMUND R. MANWELL, 53, is senior partner at the law firm of Manwell & Milton, San Francisco, California. Mr. Manwell has been associated with this firm since 1982. Mr. Manwell also serves as a director of Dreyer's Grand Ice Cream Inc., an ice cream company. Mr. Manwell, a designee of Mr. Kruttschnitt, was appointed a Director of the Company in May 1989 pursuant to the Nomination and Standstill Agreement and was elected a Director of the Company in October 1991.

     ALAN G. QUASHA, 46, has been President of Quadrant since its formation in early 1988. From 1980 to September 1991, he was a partner in the New York City law firm of Quasha, Wessely & Schneider. In addition to his directorship at the Company, Mr. Quasha serves as a director of Tejas Power Corporation, a natural gas company, and NAR. Mr. Quasha is also a director of Richemont, an affiliate of NAR. Mr. Quasha, a designee of NAR, was elected a Director of the Company and Chairman of the Board in October 1991.

     GERALDINE STUTZ, 67, has been the principal partner of Panache Productions since 1993. From 1986 to 1993, she was the Publisher of Panache Press at Random House Inc., a publishing company. Prior to 1986, she was the Chief Executive Officer and Managing Partner of Henri Bendel, a New York specialty store. Ms. Stutz also serves as a director of Tiffany & Co., a retail luxury jewelry company, and the Jones Apparel Group, a clothing manufacturer. Ms. Stutz, a designee of NAR, was elected a Director of the Company in October 1991.

     ROBERT F. WRIGHT, 70, has been the President of Robert F. Wright Associates, Inc., business consultants, since 1988. Prior thereto, he was a senior partner of the accounting firm Arthur Andersen & Co. Mr. Wright is a director of Reliance Standard Life Insurance Co., a life insurance company, and affiliates, Williams Real Estate Co., Inc., a real estate company, The Navigator Group, Inc., a property insurance company, and Norweb North America Corporation, an investment company. Mr. Wright also serves on the advisory board of Quadrant. Mr. Wright, a designee of NAR, was elected a Director of the Company in October 1991.

OTHER INFORMATION

     The Board of Directors has standing Executive, Audit, Stock Option and Executive Compensation, Nominating and Transactions Committees.

     During 1995, Messrs. Quasha (Chairman), Rosenfeld and Wright were members of the Executive Committee. Messrs. Quasha, Kaul and Wright currently serve as its members. Pursuant to the Stock Purchase Agreement, at least one Director not designated by NAR shall serve on the Executive Committee. The Executive Committee took action by written consent on three occasions in 1995. The duties of the Executive Committee include recommending actions to the Board of Directors and acting on behalf of the Board on certain matters when the Board is not in session.

     During 1995, Messrs. Wright (Chairman), Hakman and Manwell were members of the Audit Committee and currently serve as its members. The Audit Committee held four meetings in 1995. The duties performed by the Audit Committee include (1) review with the independent public accountants of the scope of their audit, the audited consolidated financial statements, and any internal control comments contained in the independent public accountants' management letter, including corrective action taken by management; (2) annual review and approval of the adequacy and scope of the internal audit department's planned audit program and review of the internal audit department's interim audit reports, including the evaluation of replies and corrective action being taken; (3) review of the adequacy of the internal accounting control systems of the Company and its subsidiaries; and (4) review and approval of management's recommendation for the appointment of outside independent public accountants prior to the submission of their nomination to the Board of Directors for approval and to the Shareholders for ratification. The Audit Committee is concerned with the accuracy and completeness of the Company's consolidated financial statements and matters which relate to them. However, the Audit Committee's role does not involve the professional evaluation of the quality of the audit conducted by the independent public accountants. While it is believed that the Audit Committee's activities are beneficial because they provide ongoing oversight on behalf of the full Board, they do not alter the traditional roles and responsibilities of the Company's management and independent public accountants with respect to the accounting and control functions and financial statement presentation.

     During 1995, Messrs. Laikind (Chairman), Destino and Quasha and Ms. Long and Ms. Stutz were members of the Stock Option and Executive Compensation Committee (the "Compensation Committee") and currently serve as its members. The Compensation Committee held three meetings in 1995. The duties of the Compensation Committee are to review and make recommendations for approval by the Board of Directors of remuneration arrangements for Directors and members of management.

     During 1995, Messrs. Rosenfeld (Chairman), Destino, Hakman, Kruttschnitt and Laikind were members of the Nominating Committee and all except Mr. Rosenfeld who resigned as President and Chief Executive Officer and as a Director currently serve as its members. Rakesh K. Kaul was appointed the Chairman of the Nominating Committee on March 7, 1996. The Nominating Committee held one meeting in 1995. The duties of the Nominating Committee include evaluating and recommending candidates for election to the Board of Directors. The Bylaws of the Company require advance notice of nominations for election to the Board of Directors, other than those made by the Board of Directors. Unless waived by the Board of Directors, a notice of nomination must be received by the Company at least 75 days before initiation of solicitation to the Shareholders for election in the event of an election other than at an annual meeting of

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

Shareholders, and at least 75 days before the date that corresponds to the record date of the prior year's annual meeting of Shareholders in the event of an election at an annual meeting of Shareholders, and in all events must include certain required information. The Nominating Committee will consider nominees recommended by Shareholders in accordance with the Company's Bylaws.

     During 1995, Messrs. Kling (Chairman), Hakman and Manwell were members of the Transactions Committee and currently serve as its members. The Transactions Committee held five meetings in 1995. The duties of the Transactions Committee are to review all transactions not in the ordinary course of business between the Company and Directors, members of management or persons owning 10% or more of the Company's securities and to report its findings to the Board of Directors as to the fairness, merits and potential conflicts of interest. The Transactions Committee is empowered to retain independent experts to review a transaction if it deems that it is desirable to do so.

     During 1995, the Board of Directors held six meetings in person or by conference telephone. Each incumbent Director attended at least 75% of the Board meetings held during the period in which such Director was a member of the Board and at least 75% of the meetings of the committees on which he or she served during such period.

     The Company indemnifies its executive officers and Directors to the extent permitted by applicable law against liabilities incurred as a result of their service to the Company. Directors are also indemnified to the extent permitted by applicable law against liabilities incurred as a result of their service as directors of other corporations when serving at the request of the Company. In addition, the Shareholders' Agreement, dated October 25, 1991, between the Company and NAR provides for indemnification, to the fullest extent permitted by law, of NAR's designees to the Board of Directors against, among other things, all liabilities and claims arising out of their service in any capacity for or on behalf of the Company. The Company has a directors and officers liability insurance policy underwritten by Executive Re Indemnity Company of Dover, Delaware and Zurich American Insurance Company of Schaumberg, Illinois in the aggregate amount of $10,000,000. The policy term is from June 1, 1995 to June 1, 1996. As to reimbursements by the insurer of the Company's indemnification expenses, the policy has a $350,000 deductible; there is no deductible for covered liabilities of individual Directors and officers.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires officers, Directors and beneficial owners of more than 10% of the Company's Common Stock to file reports of ownership and changes in their ownership of the equity securities of the Company with the Securities and Exchange Commission ("Commission") and the American Stock Exchange. Based solely on a review of the reports and representations furnished to the Company during the last fiscal year by such persons, the Company believes that each of these persons is in compliance with all applicable filing requirements.

VOTE REQUIRED

     The affirmative vote of the holders of a plurality of the combined voting power of all shares of Common Stock and Series B Preferred present in person or by proxy at the Annual Meeting and voting together as a single class, with each share of Common Stock having one vote and each share of Series B Preferred having 1.5 votes, is required to elect Directors. The enclosed proxy provides a means for Shareholders to vote for the election of all of the nominees for Director listed above, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Abstentions with respect to the election of a nominee for Director will have the same effect as a withheld vote and broker non-votes will have no effect on the election of Directors.

     It is the intention of the persons named in the enclosed proxy to vote FOR the election of all of the persons named above to serve as Directors of the Company. The nominees, each of whom currently serves as a Director, have consented to be named in this Proxy Statement and to continue to serve as Directors if elected. Management does not contemplate or foresee that any of the nominees will be unable or unwilling to serve or otherwise unavailable for election, but, if such a situation should arise and other nominees are nominated, the persons named in the proxy will vote for the election of the other nominees recommended by the Board of Directors. In all cases, the Board of Directors has the authority to elect persons to fill vacancies on the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION OF THE COMPANY

     The following table sets forth certain information with respect to compensation awarded to, earned by or paid to (a) the Company's Chief Executive Officer and (b) each of the four most highly compensated executive officers of the Company as of the 1995 fiscal year end (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000, in each case for the preceding three fiscal years (collectively, the "Named Executives"):

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                                             COMPENSATION
                                                                             ------------
                                                  ANNUAL COMPENSATION          OPTIONS         ALL OTHER
             NAME AND                FISCAL     ------------------------       AWARDED        COMPENSATION
        PRINCIPAL POSITION            YEAR      SALARY ($)     BONUS ($)         (#)              ($)
- -----------------------------------  ------     ----------     ---------     ------------     ------------
Jack E. Rosenfeld(1)...............   1995       $ 500,000        --             --             $ 22,551(2)
President and Chief                   1994       $ 500,000        --             --             $ 23,138(3)
Executive Officer                     1993       $ 500,000        --            150,000(4)      $ 35,524(6)
Wayne P. Garten....................   1995       $ 260,000        --             --             $ 12,908(7)
Executive Vice President              1994       $ 254,231      $15,000          --             $ 12,870(8)
and Chief Financial Officer           1993       $ 225,144        --             80,000(4)      $ 10,160(9)
Michael P. Sherman(1)..............   1995       $ 246,000        --             --             $ 12,237(10)
Executive Vice President --           1994       $ 244,156        --             --             $ 12,370(11)
Corporate Affairs,                    1993       $ 223,942        --             80,000(4)      $ 19,314(12)
General Counsel and Secretary
Coy Clement(1).....................   1995       $ 239,999      $22,932          66,666(4)      $  4,785(13)
Executive Vice President --           1994       $  37,846        --             75,000(5)      $ 60,380(14)
Non-Apparel
Chuck Hudson.......................   1995       $ 221,088      $66,192          --             $ 13,791(15)
Executive Vice President              1994       $ 212,432      $63,000          --             $ 11,115(16)
Men's Apparel                         1993       $ 198,981      $ 7,722          50,000(4)      $  9,874(17)

- ---------------
 (1) Jack E. Rosenfeld resigned as President and Chief Executive Officer and as a Director effective December 30, 1995 while Michael P. Sherman resigned effective April 23, 1996. Coy Clement joined the Company in October 1994 and resigned effective January 11, 1996.

 (2) Includes the following payments made by the Company on behalf of Mr.
     Rosenfeld: $2,250 in matching contributions under the 401(k) Savings Plan, $20,000 in matching contributions under the Supplemental Retirement Plan, $240 in term life insurance premiums, and $61 of accidental death insurance premiums.

 (3) Includes the following payments made by the Company on behalf of Mr.
     Rosenfeld: $2,250 in matching contributions under the 401(k) Savings Plan, $20,000 in matching contributions under the Supplemental Retirement Plan, $720 in term life insurance premiums, and $168 of accidental death insurance premiums.

 (4) Issued pursuant to the Company's 1993 Executive Equity Incentive Plan.

 (5) Issued pursuant to the Company's Stock Option Plan.

 (6) Includes the following payments made by the Company on behalf of Mr.
     Rosenfeld: $2,998 in matching contributions under the 401(k) Savings Plan, $26,216 in matching contributions under the Supplemental Retirement Plan, and $1,388 in term life insurance premiums. Also includes the distribution of 2,316 shares of the Company's Common Stock, resulting from the Company's termination of its Employee Stock Ownership Plan, valued at $2.125 per share on the date of such plan's termination.

 (7) Includes the following payments made by the Company on behalf of Mr.
     Garten: $2,207 in matching contributions under the 401(k) Savings Plan, $10,400 in matching contributions under the Supplemental Retirement Plan, $240 in term life insurance premiums, and $61 of accidental death insurance premiums.

 (8) Includes the following payments made by the Company on behalf of Mr.
     Garten: $2,250 in matching contributions under the 401(k) Savings Plan, $10,169 in matching contributions under the Supplemental Retirement Plan, $366 in term life insurance premiums, and $85 of accidental death insurance premiums.

 (9) Includes the following payments made by the Company on behalf of Mr.
     Garten: $2,998 in matching contributions under the 401(k) Savings Plan, $2,724 in matching contributions under the Supplemental Retirement Plan, and $252 in term life insurance premiums. Also includes the distribution of 1,970 shares of the Company's Common Stock, resulting from the Company's termination of its Employee Stock Ownership Plan, valued at $2.125 per share on the date of such plan's termination.

(10) Includes the following payments made by the Company on behalf of Mr.
     Sherman: $2,250 in matching contributions under the 401(k) Savings Plan, $9,686 in matching contributions under the Supplemental Retirement Plan, $240 in term life insurance premiums, and $61 of accidental death insurance premiums.

(11) Includes the following payments made by the Company on behalf of Mr.
     Sherman: $2,250 in matching contributions under the 401(k) Savings Plan, $9,686 in matching contributions under the Supplemental Retirement Plan, $352 in term life insurance premiums, and $82 of accidental death insurance premiums.

(12) Includes the following payments made by the Company on behalf of Mr.
     Sherman: $2,998 in matching contributions under the 401(k) Savings Plan, $11,492 in matching contributions under the Supplemental Retirement Plan, and $344 in term life insurance premiums. Also includes the distribution of 2,108 shares of the Company's Common Stock, resulting from the Company's termination of its Employee Stock Ownership Plan, valued at $2.125 per share on the date of such plan's termination.

(13) Includes the following payments made by the Company on behalf of Mr.
     Clement: $4,484 in relocation expenses, $240 in term life insurance premiums, and $61 of accidental death insurance premiums.

(14) Includes the following payments made by the Company on behalf of Mr.
     Clement: $60,232 in relocation expenses, $120 in term life insurance premiums, and $28 of accidental death insurance premiums.

(15) Includes the following payments made by the Company on behalf of Mr.
     Hudson: $2,229 in matching contributions under the 401(k) Savings Plan, $11,261 in matching contributions under the Supplemental Retirement Plan, $240 in term life insurance premiums, and $61 of accidental death insurance premiums.

(16) Includes the following payments made by the Company on behalf of Mr.
     Hudson: $2,227 in matching contributions under the 401(k) Savings Plan, $8,000 in matching contributions under the Supplemental Retirement Plan, $720 in term life insurance premiums, and $168 of accidental death insurance premiums.

(17) Includes the following payments made by the Company on behalf of Mr.
     Hudson: $3,264 in matching contributions under the 401(k) Savings Plan, $1,846 in matching contributions under the Supplemental Retirement Plan, and $720 in term life insurance premiums. Also includes the distribution of 1,903 shares of the Company's Common Stock, resulting from the Company's termination of its Employee Stock Ownership Plan, valued at $2.125 per share on the date of such plan's termination.

STOCK OPTIONS

     During fiscal 1995, Coy Clement was granted options to purchase 66,666 shares of Common Stock at an exercise price of $2.75 per share until March 10, 2001 pursuant to the 1993 Executive Equity Incentive Plan. Such options represented 19% of the total number of options granted to all employees during fiscal 1995. No other stock options were granted to, nor were any exercised by, any of the other Named Executives pursuant to the Stock Option Plan or the 1993 Executive Equity Incentive Plan.

     The following table contains information concerning options held by each of the Named Executives at the end of fiscal 1995:

                                        NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                                       UNDERLYING UNEXERCISED                 IN-THE-MONEY OPTIONS
                                     OPTIONS AT FISCAL YEAR-END                AT FISCAL YEAR-END
                                                 (#)                                   ($)
                                 -----------------------------------   -----------------------------------
               NAME              EXERCISABLE(1)     UNEXERCISABLE(2)   EXERCISABLE(1)     UNEXERCISABLE(2)
    ---------------------------  --------------     ----------------   --------------     ----------------
    Jack E. Rosenfeld..........     2,627,210            150,000         $3,536,686           $168,750
    Wayne P. Garten............            --             80,000            --                $ 90,000
    Michael P. Sherman.........            --             80,000            --                $ 90,000
    Coy Clement................            --             66,666                 --           $ 73,588
    Chuck Hudson...............            --             50,000                 --           $ 56,250

- ---------------
(1) Exercisable options represent options to purchase shares of Common Stock from NAR.

(2) Unexercisable options generally represent options granted in 1993 under the 1993 Executive Equity Incentive Plan. Under such plan, these options become exercisable three years after the date of grant and expire six years from the date of grant. Mr. Clement's options were granted in 1995 pursuant to the 1993 Executive Equity Incentive Plan as described above and terminated upon his resignation in January 1996.

SEVERANCE AND EMPLOYMENT AGREEMENTS

     Jack E. Rosenfeld resigned as President and Chief Executive Officer and as a Director of the Company effective December 30, 1995. In connection with such resignation, the Company and Mr. Rosenfeld have agreed in principal to enter into a Termination of Employment Agreement, to be dated as of December 30, 1995 (the "Termination Agreement"), providing for the termination of the Employment Agreement, dated as of October 25, 1991, between the Company and Mr. Rosenfeld, and all benefits, salary and perquisites provided for therein except for (a) benefits, salary and perquisites earned and accrued up to December 30, 1995, (b) salary of $500,000 through December 31, 1996, and (c) benefits including (i) continued disability and term life insurance in amounts not less than the amounts in force on the date of the Termination Agreement for a one-year period and (ii) the right to continue to participate in the Company's medical plans to the extent he is eligible for up to three years from the date of the Termination Agreement. The Termination Agreement will call for Mr. Rosenfeld to serve as a Director Emeritus of the Company and will allow Mr. Rosenfeld to attend meetings of the Board of Directors and participate in Board discussions for a one-year period but Mr. Rosenfeld will have no right to vote on any matters that come before the Board of Directors. The Termination Agreement will preclude Mr. Rosenfeld for a one-year period from competing with the Company under certain circumstances.

     In connection with the resignation of Jack E. Rosenfeld, the Company entered into an Executive Employment Agreement, dated as of March 7, 1996, with Rakesh K. Kaul, the President and Chief Executive Officer of the Company (the "Employment Agreement"). The Employment Agreement provides for an "at will" term commencing on March 7, 1996 at a base salary of $525,000 per year. The Employment Agreement also provides for Mr. Kaul's participation in the Short-Term Incentive Plan for Rakesh K. Kaul. That plan, which is subject to Shareholder approval, provides for an annual bonus of between 0% and 125% of Mr. Kaul's base salary, depending on the attainment of various performance objectives as determined in accordance with the objective formula or standard adopted by the Compensation Committee as part of the performance goals for each such year. See "APPROVAL OF SHORT-TERM INCENTIVE PLAN." The Employment Agreement also provides for Mr. Kaul's participation in the Long-Term Incentive Plan for Rakesh K. Kaul. That plan, which is subject to Shareholder approval, provides for the purchase by Mr. Kaul of 1,000,000 shares of Common Stock at their fair market value; an option expiring March 7, 2006 for the purchase of 2,000,000 shares of Common Stock; an option expiring March 7, 2006 to purchase 2,000,000 shares of Common Stock exercisable only upon satisfaction of the condition that the closing price of the Common Stock have attained an average of $7.00 per share during a 91-day period ending on or before March 7, 2002; an option expiring March 7, 2006 to purchase 1,000,000 shares of Common Stock at their fair market value, subject to the attainment of certain objective performance goals set by the Compensation Committee; and four options expiring March 7, 2002, and the first three anniversaries thereof, respectively, for the purchase of 250,000 shares of Common Stock each, to be granted by NAR. See "APPROVAL OF LONG-TERM INCENTIVE PLAN." The Employment Agreement also provides for the grant of registration rights under the Securities Act of 1933, as amended (the "Securities Act"), for shares of Common Stock owned by Mr. Kaul. Pursuant to the Employment Agreement, the Company will make Mr. Kaul whole, on an after-tax basis, for any loss realized on the sale of his current residence. The Company will also provide Mr. Kaul with an automobile allowance of $2,500 per month and will pay for up to $15,000 in annual financial and tax planning services. In the event that Mr. Kaul's employment is actually or constructively terminated by the Company other than for cause, he will be entitled for a 12-month period commencing on the date of his termination to (i) a continuation of his base salary, (ii) continued participation in the Company's medical, dental, life insurance and retirement plans offered to senior executives of the Company, and
(iii) a bonus, payable in 12 equal annual installments, equal to 100% of his base salary (at the rate in effect immediately prior to such termination). In addition, Mr. Kaul will be entitled to receive (i) to the extent not previously paid, the short-term bonus payable to Mr. Kaul for the year preceding the year of termination, and (ii) for the year in which Mr. Kaul's employment is terminated, an additional bonus equal to his annual base salary for such year, pro-rated to reflect the portion of such year during which Mr. Kaul is employed. Mr. Kaul's employment will be deemed to be constructively terminated by the Company in the event of a change in control (as defined in the Employment Agreement), the Company's bankruptcy, a material diminution of his responsibilities, or a relocation of the Company's headquarters outside the New York metropolitan area without his prior written consent. In the event that Mr. Kaul's employment terminates other than as a result of a termination by the Company, Mr. Kaul will not be entitled to any payment or bonus, other than any short-term bonus he is entitled to receive from the year prior to termination.

     In connection with the Stock Purchase Agreement, dated October 14, 1991, between the Company and NAR, the Company entered into Executive Employment Agreements with Messrs. Sherman and Garten. These agreements, which are renewable annually for one year renewable terms, currently provide for base salaries of $246,500 and $260,000, respectively. In 1991, Messrs. Sherman and Garten were also granted certain registration rights under the Securities Act with respect to shares of Common Stock granted to each of them in that year. Mr. Sherman resigned as Executive Vice President -- Corporate Affairs, General Counsel and Secretary effective April 23, 1996 and Mr. Garten has also indicated his intention to resign as Executive Vice President and Chief Financial Officer in order to pursue other interests but has agreed to stay with the Company until his replacement can be found. In connection therewith, the Company and Mr. Garten entered into a settlement of his employment agreement. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION -- CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

COMPENSATION OF DIRECTORS

     During 1995, Directors who were not employees of the Company or its subsidiaries were paid a retainer at an annual rate of $30,000, plus an additional $1,000 for each Board meeting and $500 for each committee meeting attended. Officers and employees of the Company or its subsidiaries receive no remuneration for their services as Directors. During 1996, Directors who are not employees of the Company or its subsidiaries will be paid a retainer at an annual rate of $15,000, plus an additional $500 for each Board meeting and $250 for each committee meeting attended and all Directors who are not employees of the Company or its subsidiaries will share equally 1% of the pre-tax profits of the Company. During fiscal 1995, the Company provided $50,000 of term life insurance for each Director of the Company. The Company indemnifies its Directors to the extent permitted by applicable law. See "ELECTION OF
DIRECTORS -- OTHER INFORMATION" and "EXECUTIVE COMPENSATION AND OTHER INFORMATION -- CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

     Messrs. Destino, Laikind, Quasha and Wright and Ms. Long, who served in early 1996 as members of an ad hoc Search Committee of Directors to find a replacement for Jack E. Rosenfeld as President and Chief Executive Officer of the Company, each (with the exception of Mr. Quasha) received options to purchase 5,000 shares of Common Stock for a period of five years at an exercise price of $1.4375 per share, the market price of the Common Stock on February 9, 1996, the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 30, 1995, the Compensation Committee of the Board of Directors of the Company consisted of Jeffrey Laikind (Chairman), Ralph Destino, Elizabeth Valk Long, Alan G. Quasha and Geraldine Stutz. None of such persons was, during such fiscal year or formerly, an officer or employee of the Company or any of its subsidiaries or had any relationship with the Company other than serving as a Director of the Company, except that after Mr. Rosenfeld's resignation effective December 30, 1995, Mr. Quasha served as interim Chief Executive Officer between January 1, 1996 and March 6, 1996 but received no compensation for such services. During the 1995 fiscal year, no executive officer of the Company served as a director or a member of the compensation committee of another entity, one of whose executive officers served as a Director or on the Compensation Committee of the Company. However, Mr. Quasha has an indirect material interest in Quadrant which renders management consulting, business advisory and investment banking services to the Company for an annual fee of $750,000 per year. Such fee was waived for the 1996 fiscal year.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Stock Option and Executive Compensation Committee (the "Compensation Committee"), currently consisting of five outside directors, has the responsibility, under delegated authority from the Board of Directors, for developing, administering and monitoring the executive compensation policies of the Company and making recommendations to the Board with respect to these policies. The Board of Directors has accepted the Compensation Committee's recommendations for 1995 compensation.

  Executive Compensation Philosophy

     The Compensation Committee's executive compensation philosophy supports the Company's overall business strategy and has at its core a strong link between pay and performance. The philosophy emphasizes recognition of achievement at both the Company and individual level. A significant portion of compensation delivered to executives to reflect such achievement is intended to be in the form of long-term incentives. This long-term focus emphasizes sustained performance and encourages retention of executive talent. In addition, executives are encouraged to hold a significant ownership stake in the Company, so that their interests are closely aligned with those of the shareholders in terms of both risk and reward.

     The specific executive compensation plans are designed to support the executive compensation philosophy. Compensation of the Company's executives consists of three components which are discussed below: salary, annual incentive awards and long-term incentive awards. Base salary levels have been established in order to attract and retain key executives commensurate with their level of responsibility within the organization. Annual incentives closely link executive pay with performance in areas that are critical to the Company's short-term operating success. Long-term incentives motivate executives to make decisions that are in the best interests of the Company's owners and reward them for the creation of shareholder value. It is the intent of both the Company and the Compensation Committee that the components of the executive compensation program support the Company's compensation philosophy, reinforce the Company's overall business strategy, and ultimately drive shareholder value creation.

  Base Salaries

     Individual salaries for executives of the Company are generally influenced by several equally weighted factors: the qualifications and experience of the executive, the executive's level of responsibility within the organization, pay levels at firms which compete with the Company for executive talent, individual performance, and the Company performance-related factors used to determine annual incentive awards. Salaries for

Messrs. Sherman and Garten were set pursuant to employment agreements entered into by them with the Company in October 1991 and renewed in 1995.

     The base salaries of the Company's executives are subject to periodic review and adjustment. Annual salary adjustments are made based on the factors described above.

  Annual Incentive Awards

     In addition to base salaries, each of the Company's executives and selected key managers participate in the Company's Incentive Compensation Plan. Currently, approximately 270 executives and key managers are eligible to participate in the annual incentive plan. Under this plan, each participant is assigned a target bonus, expressed as a percentage of his/her base salary, which is paid if all performance targets are fully met. It is the policy of the Compensation Committee to position target bonuses at competitive levels. Individual target bonuses are based on the person's responsibility level in the organization and the bonus award opportunity at the other organizations included in the performance chart. Target bonus levels range from 5% to 45% of salary. Target bonus opportunities for Messrs. Clement, Garten, Hudson and Sherman are 30% of salary while maximum bonuses range up to 70% of salary.

     Participants are eligible to receive an annual bonus depending upon the extent to which certain goals are achieved. As in past years, performance goals for 1995 were based on Earnings Before Interest and Taxes (EBIT), Operating Profit, and other customer satisfaction and performance-related goals including Inventory Fill, Inventory Turns, Returns and Order Cancellations. Goals are set at both the corporate and business unit levels depending on the participant's scope of responsibility thus encouraging teamwork amongst the Company's employees. The importance of each goal in determining a participant's bonus award also depends on his/her scope of responsibility. In order for the Named Executives to receive a bonus, the Company must achieve a threshold EBIT level. Once the threshold EBIT level is achieved, bonus awards for the Named Executives depend 60% on Company or business unit EBIT performance and 40% on the customer satisfaction goals explained above. Actual bonus levels vary depending upon the degree of achievement in relationship to the performance goals.

     Payouts of awards have been determined based on the Company's performance during fiscal 1995. 75% of awards made under the bonus plan is paid in cash while the remaining 25% is paid, at the Executive's election, either in cash or stock that vests over three years. Since the Company did not meet its aggressive EBIT goals in 1995, 1994 and 1993, there were no bonus payouts based on corporate performance in any of the past three years. Award payouts for other participants during 1995 ranged from 0% to 69% of salary depending on the performance of each individual's area of responsibility.

  Long-Term Incentive Awards

  1993 Executive Equity Plan

     The 1993 Executive Equity Incentive Plan provides executives and other key employees with incentives to maximize the long-term creation of shareholder value. The long-term incentive plan encourages executives to acquire and retain a significant ownership stake in the Company. Under the plan, executives are given an opportunity to purchase shares of Common Stock with up to 80% of the purchase price financed with a full recourse Company loan. For each share of stock an employee purchases, he/she receives an option to acquire two additional shares of Common Stock, which vests after three years and expires after six years. By creating this opportunity, the Company encourages executives to own Common Stock thereby aligning executives' interests with those of the shareholders. The number of shares offered for purchase to each executive and the corresponding number of tandem options increases with the executive's level of responsibility within the organization.

     Approximately 17 executives are currently eligible to participate in the 1993 Executive Equity Incentive Plan. During 1995, the Compensation Committee made awards to selected participants under the plan based primarily on the executives' levels of responsibility within the organization and desired levels of equity ownership relative to other executives in the Company. In aggregate, executives of the Company elected to purchase a total of 143,333 shares of Common Stock during 1995 and were awarded a total of 286,666 tandem options to purchase shares of Common Stock.

     The Board of Directors has adopted certain amendments to the 1993 Executive Equity Incentive Plan subject to Shareholder approval. See "APPROVAL OF AMENDMENTS TO THE 1993 EXECUTIVE EQUITY INCENTIVE PLAN."

  1993 All-Employee Equity Investment Plan

     The Company considers all of its employees critical to the long-term success of the Company. As a result, the 1993 All-Employee Equity Investment Plan is offered to all employees to provide them an opportunity to own stock and share in the upside potential of the Company. The plan gives employees an opportunity to purchase shares of Common Stock at a 40% discount to the market price. Employees may finance their purchase through a short-term, full recourse Company loan which is repaid through payroll deductions over the course of a year. Through this plan, the Company believes that it is creating a team-oriented atmosphere and encouraging employees to identify with the interests of the shareholders.

     Approximately 3,000 employees are eligible to participate in the 1993 All-Employee Equity Investment Plan, including all employees of the Company who have been employed by the Company for at least one year and are not eligible to participate in the 1993 Executive Equity Incentive Plan. Thus, the Named Executives are not eligible to participate in the All-Employee Equity Investment Plan. During 1995, approximately 400 employees elected to purchase 216,941 shares of Common Stock in accordance with the plan. There are no current plans to continue the 1993 All-Employee Equity Investment Plan beyond its authorization period ending February 1996.

  Stock Options

     The Company occasionally grants stock options to selected employees pursuant to its Stock Option Plan. During 1995, 70,000 options were granted to three employees, none to a Named Executive. The Company has adopted a new Stock Option Plan, subject to Shareholder approval. See "APPROVAL OF STOCK OPTION PLAN."

  Chief Executive Officer Compensation

     The incentive elements of the compensation paid to Mr. Rosenfeld during 1995 were determined on the same basis as that discussed above for all Named Executives. Mr. Rosenfeld's 1995 base salary was $500,000, and has been at that level since 1991 pursuant to an employment agreement entered into by him and the Company in October 1991. Mr. Rosenfeld participated in the annual incentive plan in which his target bonus was 40% of salary and had the ability to earn a bonus equal to 100% of salary. Since the Company did not meet its aggressive EBIT goals for the past three years, there were no bonus payouts based on corporate performance in those years. In 1993, Mr. Rosenfeld elected to purchase 75,000 shares of Common Stock under the Company's 1993 Executive Equity Incentive Plan, which was Mr. Rosenfeld's maximum allowable purchase under the plan. Under the terms and conditions of the plan, Mr. Rosenfeld received two tandem options for each share purchased, for a total of 150,000 options.

     In determining the terms of Mr. Rosenfeld's compensation, the Compensation Committee noted the agreement between NAR and Mr. Rosenfeld.

     Mr. Rosenfeld resigned as President and Chief Executive Officer and as a Director of the Company effective December 30, 1995.

  Nondeductible Compensation

     The Compensation Committee currently does not anticipate that payments of compensation in 1996 to the Named Executives herein which are subject to the $1 million deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "$1 Million Limit") will exceed $1 million in 1996. Consequently, the Company expects its executive compensation program to be fully deductible.

     With respect to other forms of compensation granted by the Compensation Committee to Rakesh K. Kaul, the new President and Chief Executive Officer of the Company, the Compensation Committee has structured certain incentive compensation arrangements for Mr. Kaul in a way that is designed to give rise to performance-based compensation exempt from the $1 Million Limit.

                                          Respectfully Submitted,

                                          The Stock Option and Executive
                                          Compensation Committee

                                          Mr. Jeffrey Laikind, Chairman
                                          Mr. Ralph Destino
                                          Ms. Elizabeth Valk Long
                                          Mr. Alan G. Quasha
                                          Ms. Geraldine Stutz

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock for each of the Company's last five fiscal years with the cumulative total return (assuming reinvestment of dividends) of (i) the Standard & Poor's 500 Stock Index (which includes the Company) and (ii) peer issuers from the Company's line of business selected by the Company in good faith.

                        INDEXED TOTAL SHAREHOLDER RETURN
                      THE COMPANY, PEER GROUP AND S&P 500
                     DECEMBER 31, 1990 -- DECEMBER 31, 1995

                                                  DIRECT MAR-
      MEASUREMENT PERIOD          HANOVER DI-     KETING PEER
    (FISCAL YEAR COVERED)            RECT            GROUP          S&P 500
1990                                       100             100             100
1991                                       185             138             130
1992                                       518             158             140
1993                                      1175             307             154
1994                                      1063             204             156
1995                                       462             162             215

* Direct Marketing Peer Group consists of direct merchandising companies that market their products through alternative distribution channels, such as mail or television media; peer companies include Blair, Damark, Fingerhut, Gander, Home Shopping Network, Lands' End, Lillian Vernon, Spiegel and Williams Sonoma. QVC Network was dropped from the peer group in 1995 since it was acquired in February 1995.

NOTE: Assumes $100 invested on December 31, 1990 in the Company's Common Stock,
      S&P 500 Funds and the Direct Marketing Peer Group and that dividends of each are reinvested quarterly; December 1995 figures assume September 1995 shares outstanding for the Direct Marketing Peer Group given data availability.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to the Nomination and Standstill Agreement, Messrs. Kruttschnitt, Hakman and Manwell agreed that if at any time Mr. Kruttschnitt ceases to own at least 2,262,000 shares of Common Stock (representing 83% of the shares owned by Mr. Kruttschnitt on the date of the Nomination and Standstill Agreement), at least one of them will resign as a Director; if at any time Mr. Kruttschnitt ceases to own at least 1,907,710 shares of Common Stock (representing 70% of the shares owned by Mr. Kruttschnitt on the date of the Nomination and Standstill Agreement), at least two of them will resign as Directors; and if at any time Mr. Kruttschnitt owns less than 5% of the outstanding shares of Common Stock, all of them will resign as Directors; except no Director shall be obligated to resign if such resignation would constitute a breach of the Director's fiduciary duties as a Director. See "ELECTION OF DIRECTORS -- AGREEMENTS WITH RESPECT TO NOMINATION OF DIRECTORS" and "PRINCIPAL HOLDERS OF VOTING SECURITIES OF THE COMPANY."

     Since January 1993, pursuant to a consulting arrangement, Quadrant, an affiliate of NAR, renders management consulting, business advisory and investment banking services to the Company for an annual fee of $750,000 per year. Such $750,000 fee for the 1996 fiscal year was waived by Quadrant.

     In November 1995, Intercontinental Mining & Resources Incorporated ("IMR"), an affiliate of NAR, purchased the Company's 9.25% Senior Subordinated Notes due August 1, 1998 (the "9.25% Notes") from a third party in connection with the refinancing of the Company's indebtedness under the $75 million secured credit facility with Congress Financial Corporation. The Company paid NAR a commitment fee of $105,000 upon the signing of a repurchase and option agreement and a fee of $210,000 (1.5% of the outstanding principal amount of the 9.25% Notes acquired by IMR) upon the funding, as well as all expenses incurred by NAR in performing its obligation. The Company extended by two years the terms of the warrants to purchase 5,033,735 shares held by NAR and IMR to August 1, 1998. The Company also agreed to indemnify NAR against any and all claims or losses asserted against it or incurred by it relating to the transactions contemplated by the repurchase and option agreement. The Company has agreed to repay a portion of the 9.25% Notes with the proceeds from the distribution to the Company's securityholders of transferable subscription rights to subscribe for and purchase additional shares of Common Stock. Such rights offering is expected to be consummated in the summer of 1996.

     Approximately $85,000 was paid by the Company during fiscal 1995 for the rental of property pursuant to an operating lease to a partnership in which Mr. Rosenfeld, the former President and Chief Executive Officer of the Company, and his wife are partners. Mr. Rosenfeld is also a former Director of the Company.

     Geraldine Stutz, a Director of the Company, assisted the Company during fiscal 1995 in the redesign and relocation of the Gump's retail store. As compensation for such services during fiscal 1995, the Company paid Ms. Stutz $250,000 plus out-of-pocket expenses. The Company intends to pay Ms. Stutz $12,500 per month through June 1996 for such services plus out-of-pocket expenses.

     In 1993, each of the Named Executives purchased shares of Common Stock pursuant to the 1993 Executive Equity Incentive Plan. Pursuant to such plan, each executive financed 80% of the purchase price of the shares he purchased with a full recourse Company loan due in 1999. These loans, which bear interest at 5.54%, were outstanding at the end of fiscal 1995 and, as of April 29, 1996, were outstanding in the following amounts: Jack E. Rosenfeld, former President and Chief Executive Officer, $187,500; Wayne P. Garten, Executive Vice President and Chief Financial Officer, $100,000; Michael P. Sherman, former Executive Vice

President -- Corporate Affairs, General Counsel and Secretary, $100,000; Coy Clement, former Executive Vice President -- Non-Apparel, $0; and Chuck Hudson, Executive Vice President -- Men's Apparel, $62,500. See "APPROVAL OF AMENDMENTS TO THE 1993 EXECUTIVE EQUITY INCENTIVE PLAN -- COMPANY FINANCING" and "-- PLAN AMENDMENTS."

     In addition, the Company loaned $50,000 to each of Mr. Sherman and Mr. Garten during the fourth quarter of fiscal 1994, which sums were outstanding at the end of fiscal 1995, and an additional $100,000 and $125,000 to Mr. Sherman and Mr. Garten, respectively, during the first six months of fiscal 1995, which sums were also outstanding at the end of fiscal 1995. Such loans bear interest at rates ranging from 6.00% to 8.00% per annum, are due on demand and are secured by a pledge of 150,000 and 151,623 shares of Common Stock (the "Pledged Shares") by Mr. Sherman and Mr. Garten, respectively. As of April 29, 1996, Mr. Sherman and Mr. Garten had accumulated indebtedness represented by notes made by them in the aggregate principal amount of $238,223.39 and $262,494.78, respectively (the "Notes"). The loans were made to permit such executive officers to satisfy liabilities incurred by them in connection with the payment of tax obligations associated with the distribution to them of the Pledged Shares from a trust in fiscal 1993. In connection with such indebtedness, the Company entered into a letter agreement with each of them in April 1996, providing for the satisfaction of their indebtedness to the Company by transferring the Pledged Shares on such date on or before December 31, 1996 as the Company shall select. The Pledged Shares (valued at the closing price thereof on the American Stock Exchange on the date of transfer) shall be applied first to the payment of any accrued interest owed on the respective Notes, and the remainder shall be applied toward the payment of the outstanding principal amount under the Notes. Any remaining balance owed on the Notes by Mr. Sherman and Mr. Garten shall be canceled. The Company will also pay each of them a "gross-up" payment in the amount necessary to make each of them whole for any increase in Federal and state income taxes resulting from the inclusion in gross income of the canceled indebtedness and gross-up payment.

     The foregoing relationships and transactions have been approved by the Board or a committee of the Board or by the Shareholders and, to the extent that such arrangements are available from non-affiliated parties, are on terms no less favorable to the Company than those available from non-affiliated parties.

             PRINCIPAL HOLDERS OF VOTING SECURITIES OF THE COMPANY

     The following table sets forth information concerning each person or group of affiliated persons known by management to own beneficially more than five percent (5%) of the Company's Common Stock as of May 6, 1996. The information given is based on information furnished to the Company by such persons or groups and statements filed with the Securities and Exchange Commission (the "Commission").

                                                                    SHARES OF          PERCENT OF
              NAME AND ADDRESS OF BENEFICIAL OWNER                 COMMON STOCK         CLASS(1)
- -----------------------------------------------------------------  ------------        ----------
Alan G. Quasha(2)................................................   52,143,859(3,4)       52.8%
  c/o Quadrant Management, Inc.
  127 East 73rd Street
  New York, New York 10021
NAR Group Limited................................................   52,123,859(3)         52.8%
  c/o P.M.M. Services (B.V.I.) Limited
  P.O. Box 438 Road Town, Tortola,
  British Virgin Islands
Theodore H. Kruttschnitt.........................................    5,305,887(5,6)        5.4%
  1350 Bayshore Boulevard
  Suite 850
  Burlingame, California 94010

- ---------------
(1) Includes in each case shares of Common Stock issuable upon exercise of options or warrants exercisable within 60 days for the subject individual only. Percentages computed on the basis of 93,590,646 shares of Common Stock outstanding as of May 6, 1996.

(2) Information concerning the number of shares beneficially owned has been taken from Amendment No. 15 to the Statement on Schedule 13D filed by NAR on March 23, 1994 with the Commission, as supplemented by additional information provided to the Company by NAR. All of the shares beneficially owned by NAR could also be deemed to be owned beneficially by certain other persons including Alan G. Quasha, Intercontinental Mining & Resources Incorporated, Quadrant Capital Corp. and Richemont, each of which disclaims beneficial ownership of securities of the Company owned of record by any of the others.

(3) Includes warrants to purchase 5,033,735 shares exercisable within 60 days granted to NAR or its affiliates.

(4) Includes options to purchase 20,000 shares exercisable within 60 days by Mr. Quasha.

(5) Information concerning the number of shares beneficially owned has been taken from Amendment No. 10 to the Statement on Schedule 13D filed by Mr. Kruttschnitt on April 19, 1994 with the Commission. Such statement sets forth the number of shares beneficially owned by Mr. Kruttschnitt and, of such shares, the number as to which he holds sole voting power, shared voting power, sole dispositive power or shared dispositive power. The amended Schedule 13D also indicates that Mr. Kruttschnitt is a member of a group which includes Mr. Hakman, who beneficially owns 13,434 shares, and Mr. Manwell, who beneficially owns 13,628 shares. In addition, Mr. Hakman has been granted options to purchase 5,000 shares of Common Stock, which options are exercisable within 60 days by him.

(6) Includes options to purchase 15,000 shares exercisable within 60 days by Mr. Kruttschnitt.

     In February 1995, the Company issued an aggregate of 634,900 shares of Series B Preferred to the shareholders of Aegis Safety Holdings, Inc. in connection with the acquisition by the Company from such shareholders of all the outstanding capital stock of Aegis. The outstanding shares of Series B Preferred were convertible as of May 6, 1996 into an aggregate of 952,350 shares of the Company's Common Stock. Assuming that all the shares of Series B Preferred had been so converted as of May 6, 1996, the Aegis shareholders would have owned approximately 1% of the Company's outstanding Common Stock on a fully diluted basis at such date.

                SECURITY OWNERSHIP OF MANAGEMENT OF THE COMPANY

     The following table sets forth information concerning the beneficial ownership of the Company's Common Stock by each Director, nominee for Director and executive officer and by all executive officers and Directors as a group as of May 6, 1996. The information given is based on information furnished to the Company by such persons and statements filed with the Commission.

                                                        SHARES OF COMMON STOCK     PERCENT OF CLASS(1)
                                                        ----------------------     -------------------
Ralph Destino.........................................             20,000(5)            *
J. David Hakman(2)....................................             13,434               *
Rakesh K. Kaul(3).....................................                  0               *
S. Lee Kling..........................................             21,011               *
Theodore H. Kruttschnitt(2)...........................          5,305,887                   5.4%
Jeffrey Laikind.......................................             82,000(5)            *
Elizabeth Valk Long...................................             40,000(5)            *
Edmund R. Manwell(2)..................................             18,628(6)            *
Alan G. Quasha(4).....................................         52,143,859(5)               52.8%
Jack E. Rosenfeld(7)..................................          3,849,598(8)                3.9%
Geraldine Stutz.......................................            114,649(9)            *
Robert F. Wright......................................             75,000(5)            *
Wayne P. Garten.......................................            227,976(10)           *
Michael P. Sherman(7).................................            236,798(11)           *
Coy Clement(7)........................................             33,333               *
Chuck Hudson..........................................            105,734(12)           *
Robert G. Kramer......................................             20,000               *
Michael Lutz..........................................             27,284               *
Edward J. O'Brien.....................................            104,060               *
Directors and executive officers as a group (19
  persons)............................................         10,200,392(13)              10.3%

- ---------------
  *  Less than 1%
 (1) Includes in each case shares of Common Stock issuable upon exercise of options or warrants exercisable within 60 days for the subject individual only. Percentages computed on the basis of 93,590,646 shares of Common Stock outstanding as of May 6, 1996.

 (2) See Note (4) under "PRINCIPAL HOLDERS OF VOTING SECURITIES OF THE COMPANY."

 (3) Rakesh K. Kaul has served as President and Chief Executive Officer of the Company since March 7, 1996. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION -- Severance and Employment Agreements."

 (4) See Note (2) under "PRINCIPAL HOLDERS OF VOTING SECURITIES OF THE COMPANY." All of the shares beneficially owned by NAR could also be deemed to be beneficially owned by Alan G. Quasha, due to his shared investment and voting power with NAR.

 (5) Includes options to purchase 20,000 shares exercisable within 60 days.

 (6) Includes options to purchase 5,000 shares exercisable within 60 days.

 (7) Jack E. Rosenfeld resigned as President and Chief Executive Officer of the Company effective December 30, 1995, while Michael P. Sherman resigned as Executive Vice President -- Corporate Affairs, General Counsel and Secretary effective April 23, 1996 and Coy Clement resigned as Executive Vice President -- Non Apparel effective January 11, 1996.

 (8) Includes options to purchase 2,627,210 shares exercisable within 60 days.

 (9) Includes options to purchase 75,000 shares exercisable within 60 days.

(10) Includes options to purchase 32,150 shares exercisable within 60 days.

(11) Includes options to purchase 31,500 shares exercisable within 60 days.

(12) Includes options to purchase 50,000 shares exercisable within 60 days.

(13) Excludes 47,090,124 shares and warrants to purchase 5,033,735 shares beneficially owned by NAR which could also be deemed to be beneficially owned by Mr. Quasha. Includes options to purchase 20,000 shares exercisable within 60 days by Mr. Quasha.

     None of the Company's Directors or executive officers owns any shares of Series B Preferred.

                     APPROVAL OF SHORT-TERM INCENTIVE PLAN

GENERAL

     The Board of Directors is recommending the approval of the adoption of the Short-Term Incentive Plan for Rakesh K. Kaul (the "Short-Term Plan"), which has been adopted by the Compensation Committee subject to the approval of the Shareholders. The principal terms of the Short-Term Plan are described below.

SUMMARY OF THE PLAN

     The Short-Term Plan is administered by the Compensation Committee, which is composed of directors who are "disinterested persons" as such term is defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and who satisfy (or are treated under applicable transition rules as satisfying) the requirements of an "outside director" under Section 162(m)(4)(C)(i) of the Code and the regulations thereunder. Mr. Kaul, serving as President and Chief Executive Officer of the Company, is the sole officer eligible to participate in the Short-Term Plan.

     The Short-Term Plan provides that on or before May 6, 1996, and on or before March 31 of each succeeding year for the term of Mr. Kaul's employment agreement with the Company, the Compensation Committee shall establish written performance goals with respect to such year ("performance year"). The performance goals shall be expressed in terms of objective financial criteria with respect to the Company consisting of one or more of the following: earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; or quantifiable improvements in inventory levels. The performance goals shall incorporate a performance target for such performance year and shall state, in terms of an objective formula or standard, the bonus payable to Mr. Kaul pursuant to the Short-Term Plan as a function of the actual performance level attained; provided, however, that (i) the bonus for any fiscal year shall be between 0 and 125 percent of Mr. Kaul's base salary during such year, (ii) the bonus payable in the event of the attainment of 100% of the performance target shall be 100% of such base salary, and (iii) such bonus shall in no event exceed $1,000,000 (or, in fiscal years after 1999, such other dollar limit (not less than $1,000,000) as the Compensation Committee may establish).

     The bonus payable for the 1996 fiscal year shall be calculated as if Mr. Kaul had been employed since January 1, 1996, and shall not be less than $250,000. Except as otherwise provided in Mr. Kaul's employment agreement, upon the Compensation Committee's certification following the end of each performance year as to the actual performance level attained, the Company shall pay Mr. Kaul, in cash, the bonus (if any) for such year, as determined in accordance with the objective formula or standard adopted as part of the performance goals for such year. Such payment shall be made at the same time as short-term bonuses are paid to other Company executives.

     The Company believes that amounts received by Mr. Kaul under the Short-Term Plan with respect to years after 1996 should constitute qualified performance-based compensation that is exempt from the $1 million limit under
Section 162(m) of the Code on a publicly held corporation's deductions for certain remuneration paid to "covered employees" (the "$1 Million Cap"). Accordingly, the Company should be entitled to deduct amounts paid to Mr. Kaul under the Short-Term Plan with respect to years after 1996. Because of the guaranteed minimum amount payable as a bonus for 1996, such bonus will not constitute qualified performance-based compensation, and will, together with Mr. Kaul's other non-exempted remuneration, be subjected to the $1 Million Cap.

     The foregoing summary of the Short-Term Plan is qualified in its entirety by reference to the full text of the Short-Term Plan, which is set forth as Annex A to this Proxy Statement.

VOTE REQUIRED

     The Short-Term Plan is subject to approval by the affirmative vote of the holders of a majority of the combined voting power of all shares of Common Stock and Series B Preferred present in person or by proxy and entitled to vote at the Annual Meeting voting together as a single class, with each share of Common Stock having one vote and each share of Series B Preferred having 1.5 votes.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "IN FAVOR OF" THE ADOPTION OF THE SHORT-TERM PLAN AS SET FORTH ABOVE.

                      APPROVAL OF LONG-TERM INCENTIVE PLAN

GENERAL

     The Long-Term Incentive Plan for Rakesh K. Kaul (the "Long-Term Plan") has been adopted by the Compensation Committee, subject to the approval of the Shareholders. Mr. Kaul is the sole employee eligible to participate in the Long-Term Plan, the purpose of which is to promote an alignment of the interests of Mr. Kaul, who will have a significant impact on the long-term success of the Company, with the interests of the Company and its Shareholders by affording Mr. Kaul a proprietary interest in the Company's growth while providing him with an incentive to make a personal financial investment in the Company and to remain in the Company's employ.

SUMMARY OF THE PLAN

     The Long-Term Plan is administered by the Compensation Committee. Under the Long-Term Plan, the Company will sell Mr. Kaul, on or before September 1, 1996, 1,000,000 shares of Common Stock ("Tandem Shares") at the fair market value thereof on the date of purchase. Twenty percent of the purchase price for such shares will be paid in cash and 80% will be financed with a nonrecourse note secured by a pledge of the shares of Common Stock acquired in such purchase and repayable in five equal consecutive annual installments, together with interest thereon at the applicable Federal rate. The Company will pay Mr. Kaul on or before the date of such purchase a bonus equal to the portion of the purchase price required to be paid in cash and, during the term of his employment, will pay him on or before each due date a bonus equal to the amount of such principal and/or interest then due. The note is subject to acceleration to the extent that

Mr. Kaul sells or otherwise disposes of the Tandem Shares. The note is also subject to acceleration in the event of Mr. Kaul's termination of employment, except to the extent such acceleration is waived by the Compensation Committee in its sole discretion.

     The Long-Term Plan also provides for the Compensation Committee's granting to Mr. Kaul of the following options:

TANDEM OPTION

     An option to purchase 2,000,000 shares of Common Stock at the fair market value thereof on the date of grant. Such option, which expires March 7, 2006, shall vest at the rate of 25% per year beginning on the first anniversary of the date of grant. As a precondition to the granting of the full option, Mr. Kaul must purchase 1,000,000 Tandem Shares under the terms described above.

PERFORMANCE YEAR OPTION

     An option to purchase 1,000,000 shares of Common Stock at the fair market value thereof on the date of grant. On or before May 6, 1996, and on or before March 31 of each of the three successive years (four successive years if required to implement the carryover provisions described below), the Compensation Committee shall establish written performance goals with respect to such year ("performance year"). Such goals shall be expressed in terms of one or more of the following objective financial criteria with respect to the Company: earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; or inventory management. The option, which expires March 7, 2006, shall become exercisable with respect to 250,000 shares of Common Stock on the vesting date for the performance year ending December 31, 1996 and with respect to an additional 250,000 shares of Common Stock on the respective vesting dates for each of the three succeeding performance years, provided in each case that the Compensation Committee certifies that the pre-established performance target established by the Compensation Committee with respect to such performance year has been attained. For this purpose, the vesting date for a performance year means the March 7 immediately following the end of such performance year. Under a vesting carryover provision, if the performance target for 1996, 1997 or 1998 is not attained, the number of shares as to which the option would otherwise have become exercisable on the vesting date for such performance year but for such failure (as determined after applying the carryover provisions) shall be carried over and added to the number of shares as to which the option becomes exercisable on the vesting date for the next performance year provided the performance target for such next performance year is attained. If the performance target for 1999 is not attained, the number of shares as to which the option would otherwise have become exercisable on the vesting date for such performance year but for such failure (as determined without applying the carryover provisions) shall be carried over and become exercisable on the vesting date for the performance year 2000 provided the performance target for that year is attained. Any portion of the option that fails to vest in accordance with the foregoing will not be exercisable.

CLOSING PRICE OPTION

     An option to purchase 2,000,000 shares of Common Stock at the fair market value thereof on the date of grant. The option, which expires March 7, 2006, shall become exercisable only upon satisfaction of the condition that the average closing price of the Common Stock has been at least $7.00 per share during any period of 91 consecutive calendar days commencing after March 7, 1996 and ending on or before March 7, 2002.

NAR OPTIONS

     Four options for the purchase of 250,000 shares of Common Stock each, at the fair market value thereof on the date of grant, to be granted by NAR Group Limited. The options shall expire on March 7, 2002, March 7, 2003, March 7, 2004 and March 7, 2005, respectively, and shall vest on March 7, 1997, March 7, 1998, March 7, 1999 and March 7, 2000, respectively.

OTHER TERMS OF EACH OPTION

     All options under the Long-Term Plan will be granted on or before September 1, 1996. Each of the options under the Long-Term Plan is nontransferable other than by will or the laws of descent and distribution and is exercisable, during Mr. Kaul's lifetime, only by him; provided, however, that if the current transferability restrictions imposed by the Securities and Exchange Commission under the insider-trading provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 are eliminated or modified then, if and to extent that such transferability will not adversely affect the option's status under such rule transfers to certain immediate family members or to trusts for the benefit of Mr. Kaul or his immediate family members will be permitted. The purchase price for each option may be paid in cash or in shares of Common Stock, or in a combination of cash and shares. Alternatively, the option may be exercised by delivering an exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price.

     Each of the options under the Long-Term Plan immediately vests in the event of Mr. Kaul's termination of employment by reason of death or permanent disability or upon the occurrence of a change in control during the term of his employment agreement or within six months following the end of such term. Each option provides that if Mr. Kaul's employment is involuntarily terminated (or is deemed under his employment agreement to be involuntarily terminated) other than for cause, he may exercise the option only until the later of (i) 12 months following the date of such termination or (ii) in certain circumstances, March 10 of the year following the year in which the termination occurs. If Mr. Kaul's employment terminates by reason of permanent disability or death, his option may be exercised during the three-month period (one-year period in the case of death) following such termination of employment. If Mr. Kaul's employment terminates in other circumstances, the option may be exercised only within 30 days after such termination. In all of the foregoing circumstances, the option will be exercisable only with respect to the number of shares of Common Stock as to which the option is otherwise exercisable (or would have been exercisable had his employment not terminated) on the date of exercise. In no event may an option be exercised after its expiration. In the event of a change in the Common Stock by reason of a stock split, stock dividend, recapitalization or other similar change in the capital stock of the Company, or in the event of a merger or other reorganization of the Company, the terms of the option shall be adjusted to preserve the value of the award. If, before the granting of the Tandem Stock Purchase Right, the Tandem Option or the NAR Options, respectively, a distribution is made on the shares of Common Stock of rights or warrants to purchase securities of the Company, there shall be added to the shares subject to such stock purchase right or option ("Award Shares") the number and kind of securities of the Company which would have been issued on the exercise of the rights or warrants that would have been distributed with respect to such number of Award Shares.

     The foregoing summary of the Long-Term Plan is qualified in its entirety by reference to the full text of the Long-Term Plan, which is set forth as Annex B to this Proxy Statement.

FEDERAL INCOME TAX CONSEQUENCES

     The Federal income tax consequences under current law of options granted under the Long-Term Plan are as described below.

     The grant of an option to Mr. Kaul will have no immediate income tax consequences. The exercise of an option will require him to include in income, as compensation, the amount by which the fair market value of the acquired shares on the exercise date exceeds the option price. Upon a subsequent sale or taxable exchange of such shares, he will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

     The Company believes that income recognized by Mr. Kaul upon the exercise of an option granted under the Long-Term Plan should constitute qualified performance-based compensation that is exempt from the $1 Million Limit. Accordingly, the Company should be entitled to deduct the amount of any compensation income that Mr. Kaul recognizes upon the exercise of an option.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the combined voting power of all shares of Common Stock and Series B Preferred present in person or by proxy and entitled to vote at the Annual Meeting voting together as a single class, with each share of Common Stock having one vote and each share of Series B Preferred having 1.5 votes, is required to approve the Long-Term Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "IN FAVOR OF" THE ADOPTION OF THE LONG-TERM PLAN AS SET FORTH ABOVE.

                         APPROVAL OF STOCK OPTION PLAN

GENERAL

     The Board of Directors is submitting the 1996 Stock Option Plan (the "Stock Option Plan") to the Shareholders for their approval. The purpose of the Stock Option Plan is to advance the interests of the Company and its Shareholders by providing employees of the Company and its subsidiaries with a larger personal and financial interest in the success of the Company through the grant of stock options. The Board of Directors believes that the Stock Option Plan will benefit the Company and its Shareholders and, thus, recommends approval of the Stock Option Plan.

GENERAL INFORMATION

     Effective Date and Duration of the Stock Option Plan. The Stock Option Plan became effective on the date of its adoption by the Board of Directors, subject to approval by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock, and will terminate 10 years from the date of its adoption, or such earlier date as the Board of Directors may determine.

     Administration. The Stock Option Plan is to be administered by a committee of the Board of Directors (the "Committee") that consists of at least two directors and that satisfies the provisions of Rule 16b-3 of the Securities Exchange Act of 1934 or any successor rule, and Section 162(m)(4)(C)(i) of the Code. Such Committee will select persons to receive awards under the Stock Option Plan, determine the amount of each award and the terms and conditions governing such award, interpret the Stock Option Plan and any awards granted thereunder, establish rules and regulations for the administration of the Stock Option Plan and take any other action necessary or desirable for the administration of the Stock Option Plan.

     Underlying Shares Awarded Under the Stock Option Plan. It is not possible to state, at this time, the number or identities of any grantees under the Stock Option Plan, or any amounts to be awarded under the Stock Option Plan. The maximum number of shares of Common Stock that may be delivered or purchased under the Stock Option Plan is 7,000,000, subject to adjustment to preserve the value of an award in the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization or other similar change in the capital stock of the Company, or in the event of the merger or consolidation of the Company into or with any other corporation or the reorganization of the Company.

     The shares of Common Stock may be authorized but unissued shares that are not reserved for any other purpose, or previously issued shares acquired by the Company and held in its treasury. If, as a result of the termination, expiration or forfeiture of an award or otherwise, certain shares were no longer subject to an award under the Stock Option Plan, such shares would again be available for future awards under the Stock Option Plan.

     Amendment of the Stock Option Plan. The Stock Option Plan may be amended by the Board of Directors as the Board deems advisable; provided, however, that no amendment will become effective unless approved by affirmative vote of the Shareholders if such approval is necessary for the continued validity of the Stock Option Plan or if the failure to obtain such approval would adversely affect the compliance of the Stock Option Plan with Rule 16b-3 under the Securities Exchange Act of 1934 or any other rule or regulation. No amendment may, without the consent of a participant, impair such participant's rights under any Option previously granted under the Stock Option Plan.

AWARDS AVAILABLE UNDER THE PLAN

     Pursuant to the Stock Option Plan, options to purchase Common Stock of the Company ("Options") may be granted to any employee.

     Any Options awarded under the Stock Option Plan, which will be evidenced by option agreements, will be either Options intended to qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options") or Options not intended to so qualify ("Nonstatutory Stock Options").

     The aggregate fair market value of Common Stock for which a participant is granted Incentive Stock Options that first become exercisable during any given calendar year will be limited to $100,000. To the extent such limitation is exceeded, an Option will be treated as a Nonstatutory Stock Option.

     No employee may be granted Options during any consecutive 12-month period on more than 250,000 shares of Common Stock, subject to adjustment in the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization or other similar change in the capital stock of the Company or in the event of the merger or consolidation of the Company into or with any other corporation or the reorganization of the Company.

     An Option may be granted for a term not to exceed 10 years from the date such Option is granted. An Incentive Stock Option awarded to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company may not, in any event, be exercisable after the expiration of five years from the date such Incentive Stock Option is granted. All Options will be exercisable in accordance with the terms and conditions set forth in the option agreements evidencing the grant of such

Options. Except under limited circumstances involving termination of employment due to retirement or death or disability, a participant may not exercise any Option granted under the Stock Option Plan within the first year after the date of grant of such Option.

     The price for which shares of Common Stock may be purchased upon the exercise of an Option will be the fair market value of such shares on the date of grant of such Option; provided, however, that an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall have a purchase price for the underlying shares equal to 110% of the fair market value of the Common Stock on the date of grant. For purposes of the Stock Option Plan, the fair market value of a share of Common Stock on a specified date will be the closing price of the Common Stock on such date on the American Stock Exchange or, if no such sale of Common Stock occurs on such date, the fair market value of the Common Stock as determined by the Committee in good faith.

     Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an Option granted under the Stock Option Plan must be made at the time of such exercise. The Stock Option Plan provides that the purchase price may be paid in cash or in shares of Common Stock valued at their fair market value on the date of purchase. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice, together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and any other documents that the Committee deems necessary.

     During a participant's lifetime, Options granted under the Stock Option Plan will be exercisable only by such participant. Furthermore, any Options granted under the Stock Option Plan may not be transferred, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, a participant may transfer a Nonstatutory Stock Option granted under the Stock Option Plan to his or her spouse, children and/or grandchildren, or to one or more trusts for the benefit of such family members, if the agreement evidencing such Option so provides and the participant does not receive any consideration for the transfer. Any Option so transferred will be subject to the same terms and conditions that applied to such Option immediately prior to its transfer, except that it will not be further transferable by the transferee during the transferee's lifetime.

     If a participant's employment terminates by reason of death, permanent disability, or retirement at or after age 65, the participant (or the participant's estate in the event of the participant's death) may, within 90 days following such termination, exercise the option with respect to all or any part of the shares of Common Stock subject thereto regardless of whether the option was otherwise exercisable at the time of termination of employment. If a participant's employment terminates for any other reason, the participant may, within 30 days following such termination, exercise the option with respect to all or any part of the shares of Common Stock subject thereto, but only to the extent that such Option was exercisable at the time of termination of employment.

     The foregoing summary is qualified in its entirety by reference to the full text of the Stock Option Plan, which is set forth as Annex C to this Proxy Statement.

     On May 8, 1996, the closing price of the Company's Common Stock on the American Stock Exchange was $1.375 per share.

FEDERAL INCOME TAX CONSEQUENCES

     The Federal income tax consequences of Options granted under the Stock Option Plan are as described below.

     The grant of an Incentive Stock Option will have no immediate tax consequences to a participant. If a participant exercises an Incentive Stock Option and does not dispose of the acquired shares within two years after the grant of the Option nor within one year after the date of the transfer of such shares to the participant (a "disqualifying disposition"), the participant will realize no compensation income and any gain or loss realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. For purposes of computing the participant's alternative minimum taxable income, however, the Option generally will be treated as if it were a Nonstatutory Stock Option.

     If a participant makes a disqualifying disposition, the participant will be required to include in income, as compensation, the lesser of (i) the difference between the option price and the fair market value of the acquired shares on the exercise date, or (ii) the amount of gain realized on such disposition. In addition, depending on the amount received as a result of such disposition, such participant may realize long or short-term capital gain or loss.

     The grant of a Nonstatutory Stock Option will have no immediate tax consequences to a participant. The exercise of a Nonstatutory Stock Option will require such participant to include in income, as compensation, the amount by which the fair market value of the acquired shares on the exercise date exceeds the option price. Upon a subsequent sale or taxable exchange of such shares, such participant will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

     The Company will be entitled to a deduction in the amount of any compensation income that a participant recognizes in connection with an Option.

VOTE REQUIRED

     The Stock Option Plan is subject to approval by the affirmative vote of the holders of a majority of the combined voting power of all shares of Common Stock and Series B Preferred present in person or by proxy and entitled to vote at the Annual Meeting voting together as a single class, with each share of Common Stock having one vote and each share of Series B Preferred having 1.5 votes.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "IN FAVOR OF" THE ADOPTION OF THE STOCK OPTION PLAN AS SET FORTH ABOVE.

                         APPROVAL OF AMENDMENTS TO THE
                      1993 EXECUTIVE EQUITY INCENTIVE PLAN

GENERAL

     The Board of Directors is submitting two amendments to the 1993 Executive Equity Incentive Plan (the "Incentive Plan") described herein to Shareholders for their approval. The purpose of the Incentive Plan is to promote an alignment of the interests of selected officers or key employees ("Executives") of the Company and its affiliates who can significantly impact the long-term success of the Company with the interests of Shareholders by affording such Executives a proprietary interest in the Company's growth while providing them with an incentive to make a personal financial investment in the Company and to remain in the employ of the Company or its affiliates. Such options are granted to Executives for no monetary consideration but in connection with their service as employees of the Company or its affiliates. Pursuant to the Incentive Plan, Executives selected by the Compensation Committee may be granted stock options exercisable for shares of Common Stock ("Options") as well as a related right to make an immediate investment in shares of Common Stock ("Tandem Shares"). Nothing contained in the Incentive Plan, or in any right or option granted pursuant to the Incentive Plan, will confer upon any Executive any right to continue in the employ of the Company.

     Approximately thirty-one Executives are eligible to participate in the Incentive Plan. During 1995, the Compensation Committee made awards to selected participants under the Incentive Plan based primarily on the Executives' levels of responsibility within the organization and desired levels of equity ownership relative to other Executives in the Company. In aggregate, Executives of the Company elected to purchase a total of 134,666 Tandem Shares during 1995 and were awarded a total of 253,332 Options.

GRANTS OF RIGHTS TO ACQUIRE TANDEM SHARES AND OPTIONS

     Under the Incentive Plan, 1,681,661 shares of Common Stock (either as Tandem Shares or pursuant to the exercise of Options) remain reserved for issuance out of 2,400,000 shares originally authorized. Such shares were set aside out of the authorized and unissued shares of Common Stock, shares held in the treasury of the Company or reacquired shares. Any shares subject to a right or option which expires or is terminated may again be subjected to a right or option under the Incentive Plan. The Incentive Plan became effective on January 28, 1993 and will terminate on December 31, 1996 or such earlier time as the Board of Directors may determine. Any Option outstanding under the Incentive Plan at the time of its termination shall remain in effect in accordance with the terms and conditions of the Incentive Plan.

     Options may be granted under the Incentive Plan from time to time by the Compensation Committee to elected Executives. For each such Option granted, the Executive will receive the right to purchase on a specified date (the "Tandem Investment Date") a number of Tandem Shares equal to one-half the maximum number of shares of Common Stock covered by such option. If the Executive purchases no Tandem Shares on the Tandem Investment Date, the associated Option shall be canceled in its entirety. In the event the Executive purchases less than one-half of the number of shares covered by the associated Option, the number of shares covered by the Option shall be proportionately reduced and the balance of the Option shall be canceled. The Company has approved an amendment to the Incentive Plan which provides that Options may not be granted to any Executive covering an aggregate of more than 250,000 shares of Common Stock during any 12-month period. Such amendment is subject to Shareholder approval. See "APPROVAL OF AMENDMENTS TO THE 1993 EXECUTIVE EQUITY INCENTIVE PLAN -- PLAN AMENDMENTS."

TERMS AND CONDITIONS OF TANDEM SHARES

     The purchase price for the Tandem Shares is their fair market value on their date of purchase. An Executive may exercise a right for all or a portion of the Tandem Shares covered by such right. Any unexercised portion of such right shall expire at the close of business on the Tandem Investment Date.

     A right granted to an Executive shall be void in the event of termination of employment for any reason prior to the date of required purchase. Such right is not transferable and may only be exercised by the Executive.

     Tandem Shares may not be transferred until the Option to which the Tandem Shares relate becomes excisable (or, if earlier, the date on which the Executive's employment terminates).

TERMS AND CONDITIONS OF OPTIONS

     The purchase price per share of Common Stock upon exercise of an Option is $2.50 for all options granted on or before March 2, 1993 and the fair market value (as defined in the Incentive Plan) of a share of Common Stock on the date of grant of such Option for all other Options. Options granted under the Incentive Plan become exercisable three years after the date of grant and expire six years after the date of the grant. The purchase price shall be paid in full at the time of purchase in cash, shares of Common Stock valued at their fair market value or in combination thereof. The Options granted on March 2, 1993 became exercisable on March 2, 1996 and will expire on March 2, 1999.

     No Option is transferable by the Executive except by will or the laws of descent and distribution options are exercisable during the Executive's lifetime only by the executive.

     A recipient of an Option (or the recipient's executor) may, within 90 days following termination of employment by death, permanent disability, or retirement at or after age 65, exercise any Option held regardless of whether such Option was otherwise exercisable at the time of such termination. A recipient of an Option may, within 30 days following termination for any other reason, exercise any Option held only if such Option was exercisable at the time of termination of employment (except to the extent the Compensation Committee may waive such requirement in its sole discretion in the case of an Executive whose job has been eliminated).

COMPANY FINANCING

     An Executive who exercises a right to receive Tandem Shares must pay at least twenty percent of the purchase price in cash or, in lieu of cash, by delivery to the Company of a short-term note in such form and subject to such terms and conditions as the Compensation Committee may prescribe (which may include a provision for an interest free or preferential rate note), having a term not to exceed three months.

     A number of Executives received Tandem Shares prior to the date the Shareholders ratified the approval of the Incentive Plan (the "Ratification Date") and elected to pay for the balance of the purchase price by delivering to the Company a note which matured July 13, 1993. The interest rate on such notes was the short-term applicable Federal rate in effect under Section 1274(d) of the Code as of the day the debt was incurred, and was subject to refinancing. The entire unpaid principal and interest on such note was immediately due and payable in the event an Executive's employment was terminated for any reason, including death or retirement.

     Upon maturity of any such note executed by an Executive prior to the Ratification Date, the holder thereof was able to borrow from the Company the total amount of principal and interest due on such note by delivering a refinancing note (a "Refinancing Note"), secured by a pledge of all of the Tandem Shares purchased. Such Refinancing Note has a term of six years from the earlier of the date the debt was incurred or, if applicable, from the date of the original note that was refinanced, and accrues interest at the mid-term applicable Federal rate in effect under Section 1274(d) of the Code as of the day the debt was incurred. An Executive who receives or has received Tandem Shares after the Ratification Date may elect to pay the portion of purchase price not paid in cash (or with a short-term note as described above) with a note with the same terms and conditions as such a Refinancing Note.

     The entire unpaid principal and interest on the Refinancing Note is immediately due and payable (i) 90 days after an Executive's termination of employment by reason of death, permanent disability, or retirement at or after age 65, and (ii) 30 days after an Executive's termination of employment for any other reason. The Company has approved an amendment to the Incentive Plan which would give the Compensation Committee discretion to waive acceleration of a Refinancing Note in such circumstances. Such amendment is subject to Shareholder approval. See "APPROVAL OF AMENDMENTS TO THE 1993 EXECUTIVE EQUITY

INCENTIVE PLAN -- PLAN AMENDMENTS" and "EXECUTIVE COMPENSATION AND OTHER INFORMATION -- CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

     In the event of an Executive's sale or other disposition of any Tandem Shares (other than as payment of the purchase price of a stock option), the proceeds, net of brokerage commissions, from such sale (or the fair market value of such Tandem Shares on the date of their disposition other than by sale) must be applied to the repayment of principal and interest on the Refinancing Note within 15 days after such sale or other disposition.

     In the event of an Executive's sale or other disposition of any shares of Common Stock acquired by exercise of an Option (other than as payment of the purchase price of an Option), the excess of the proceeds, net of brokerage commissions, from such sale (or the fair market value of such shares on the date of their disposition other than by sale) over the purchase price paid by such Executive for such shares must be applied to the repayment of principal and interest on the Refinancing Note within 15 days after such sale or other disposition.

     All notes may be prepaid at any time without penalty.

ADJUSTMENT

     In the event that the shares of Common Stock, as presently constituted, are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares are increased through the payment of a stock dividend or a dividend on such shares of rights or warrants to purchase securities of the Company are made, then there will be substituted for or added to each share theretofore appropriated or thereafter subject or which may become subject to an Option issued under the Incentive Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each such share will be exchanged, or to which each such share will be entitled, as the case may be. Outstanding Options will also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events.

ADMINISTRATION OF THE PLAN

     The Incentive Plan is administered by the Compensation Committee.

     In administering the Incentive Plan, the Compensation Committee may adopt rules and regulations for carrying out the Incentive Plan. The interpretation and decision with regard to any question arising under the Incentive Plan made by the Compensation Committee is final and conclusive. Subject to the eligibility limitations set forth above, the Compensation Committee determines the Executives to whom and the time or times at which grants shall be made and the number of shares to be included in the grants. The Board Directors may amend the Incentive Plan, and the Compensation Committee may amend the terms and conditions of any right or Option granted thereunder, without further action by the Shareholders, except that no amendment shall become effective unless approved by affirmative vote of the Shareholders if such approval is necessary or desirable for the continued validity of the Incentive Plan or if the failure to obtain such approval would adversely affect the Incentive Plan's compliance with Rule 16b-3 under the Exchange Act or successor rule or regulation. Amendments to the Incentive Plan, or to any right or Option granted thereunder, may be applied prospectively or retroactively; provided, however, that no such amendment to any Option previously granted under the Incentive Plan will impair the rights of the recipient thereof without the consent of such recipient or of such recipient's estate.

     The foregoing summary of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, as amended, which is set forth as Annex D to this Proxy Statement.

FEDERAL INCOME TAX CONSEQUENCES

     The Federal income tax consequences of Options granted under the Incentive Plan are as described below.

     The grant of an Option under the Incentive Plan will have no immediate tax consequences to an Executive. The exercise of an Option will require such Executive to include in the Executive's gross income the amount by which the fair market value of the acquired shares on the exercise date exceeds the option price. Upon a subsequent sale or exchange of the shares acquired upon exercise of an Option, such Executive will recognize long-term or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

     The Company is entitled to a deduction for Federal income tax purposes at the same time and in the same amount as an Executive is in receipt of income in connection with the exercise of an Option.

PLAN AMENDMENTS

     The Board has amended the Incentive Plan, to be effective January 1, 1996 if it is approved by the Shareholders, (i) to provide that options may not be granted to any Executive covering an aggregate of more than 250,000 shares of Common Stock during any 12-month period, and (ii) to permit the Compensation Committee to waive, in its sole discretion, the automatic acceleration of a Refinancing Note upon an Executive's termination of employment. Such amendments are shown in bold-faced type in the full text of the Incentive Plan attached hereto as Annex D.

VOTE REQUIRED

     The foregoing amendments to the Incentive Plan are subject to approval by the affirmative vote of the holders of a majority of the combined voting power of all shares of Common Stock and Series B Preferred present in person or by proxy and entitled to vote at the Annual Meeting voting together as a single class, with each share of Common Stock having one vote and each share of Series B Preferred having 1.5 votes.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "IN FAVOR OF" THE ADOPTION OF THE AMENDMENTS TO THE INCENTIVE PLAN AS DESCRIBED IN THIS PROXY STATEMENT.

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed Arthur Andersen LLP as independent certified public accountants of the Company for the fiscal year ending December 28, 1996. Although the selection of auditors does not require ratification, the Board has directed that the appointment of Arthur Andersen LLP be submitted to Shareholders for ratification because management believes this matter is of such significance as to warrant Shareholder participation. If Shareholders do not ratify the appointment, the Board of Directors, after review by the Audit Committee, will consider the appointment of other independent certified public accountants.

     Representatives of Arthur Andersen LLP will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the combined voting power of all shares of Common Stock and Series B Preferred present in person or by proxy at the Annual Meeting and voting together as a single class, with each share of Common Stock having one vote and each share of Series B Preferred having 1.5 votes, is required to ratify and approve the appointment of auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION AND APPROVAL OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 28, 1996.

               SHAREHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 1997 Annual Meeting of Shareholders of the Company must be received by the Company no later than January 14, 1997 for inclusion in the Company's proxy material for that meeting.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented to the Annual Meeting for action, the persons named in the enclosed proxies and acting thereunder will have discretion to vote on such matters in accordance with their own judgment.

                                          By Order of the Board of Directors

                                LOGO

                                          EDWARD J. O'BRIEN
                                          Secretary

Dated: May 13, 1996

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 30, 1995 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE (EXCEPT FOR EXHIBITS TO SUCH ANNUAL REPORT, WHICH WILL BE FURNISHED UPON PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS) BY ANY SUCH PERSON SOLICITED HEREUNDER BY WRITING TO: DEBRA A. BERLINER, VICE PRESIDENT -- INVESTOR RELATIONS AND CORPORATE COMMUNICATIONS, HANOVER DIRECT, INC., 1500 HARBOR BOULEVARD, WEEHAWKEN, NEW JERSEY 07087.

                                                                         ANNEX A

                  SHORT-TERM INCENTIVE PLAN FOR RAKESH K. KAUL

     1. PURPOSE. The purpose of this Short-Term Incentive Plan for Rakesh K. Kaul (the "Plan") is to promote incentives and rewards to Rakesh K. Kaul ("Kaul"), who will have a significant impact on the long-term success of Hanover Direct, Inc. (the "Company").

     2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Committee shall consist of two or more members and shall be constituted in such a manner as to satisfy the requirements of applicable law, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule, and the provisions of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall have full power and authority to grant awards hereunder and to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines, and instruments for the administration of the Plan as it deems necessary or advisable.

     3. ELIGIBILITY. Kaul shall be the only person eligible to participate in the Plan.

     4. PERFORMANCE GOALS. On or before May 15, 1996, and on or before March 31 of each successive year commencing during the term of the Employment Agreement dated March 7, 1996 between Kaul and the Company (the "Employment Agreement"), the Committee shall establish written performance goals with respect to such year ("performance year"). The performance goals shall be expressed in terms of one or more of the following objective financial criteria with respect to the
Company: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, or quantifiable improvements in inventory levels. The performance goals shall incorporate a performance target for such performance year and shall state, in terms of an objective formula or standard (the terms of which shall preclude discretion to increase the bonus amount that would otherwise be payable upon attainment of the goal), the bonus payable to the Executive pursuant to this Section 4 as a function of the actual performance level attained; provided, however, that (i) the bonus for any fiscal year shall be between 0% and 125% of the Executive's base salary during such year, (ii) the bonus payable in the event of the attainment of 100% of the performance target shall be 100% of such base salary, and (iii) such bonus shall in no event exceed $1,000,000 (or, in fiscal years after 1999, such other dollar limit (not less than $1,000,000) as the Committee may establish). The Committee shall obtain Kaul's input and advice before establishing the performance goals for any fiscal year and before establishing the dollar limit for any fiscal year after 1999. The bonus payable for the 1996 fiscal year shall be calculated as if the Executive had been employed since January 1, 1996, and shall be not less than $250,000.

     5. BONUS PAYMENTS. Except as otherwise provided in Section 9 of the Employment Agreement (relating to termination of employment), upon the Compensation Committee's certification following the end of each performance year as to the actual performance level attained, the Company shall pay the Executive, in cash, the bonus for such year, as determined in accordance with the objective formula or standard adopted as part of the performance goals for such year. Such payment shall be made at the same time as short-term bonuses are paid to other Company executives. The Committee shall not have discretion to increase the bonus above the amount determined under the objective formula or standard adopted for such performance year.

     6. EFFECTIVENESS OF PLAN. The Plan shall be effective as of the date of its adoption by the Committee, subject to approval thereof at a meeting of shareholders by the holders of a majority of the shares of Common Stock present and entitled to vote at the meeting. Following the initial approval of the Plan by the Company's shareholders, shareholder approval of the Plan shall be required thereafter only to the extent required in order for compensation paid under the Plan to qualify as performance-based compensation for purposes of
Section 162(m)(4)(C) of the Code.

                                                                         ANNEX B

                  LONG-TERM INCENTIVE PLAN FOR RAKESH K. KAUL

     1. PURPOSE. The purpose of this Long-Term Incentive Plan for Rakesh K. Kaul (the "Plan") is to promote an alignment of the interests of Rakesh K. Kaul ("Kaul"), who will have a significant impact on the long-term success of Hanover Direct, Inc. (the "Company"), with the interests of the Company and its shareholders by affording Kaul a proprietary interest in the Company's growth while providing Kaul with an incentive to make a personal financial investment in the Company and to remain in the Company's employ.

     2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Committee shall consist of two or more members and shall be constituted in such a manner as to satisfy the requirements of applicable law, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule, and the provisions of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended. The Committee shall have full power and authority to grant awards hereunder and to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines, and instruments for the administration of the Plan as it deems necessary or advisable.

     3. ELIGIBILITY. Kaul shall be the only person eligible to participate in the Plan.

     4. THE SHARES. The shares that may be purchased by Kaul under the Plan shall not exceed an aggregate of 7,000,000 shares (subject to adjustment pursuant to Section 6) of common stock of the Company, par value $.66 2/3 per share ("Common Stock"). Except in the case of the NAR Options (as hereinafter defined), such shares of Common Stock shall be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of previously issued shares acquired by the Company and held in its treasury. The shares of Common Stock subject to the NAR Options are shares owned by NAR Group Limited.

     5. AWARDS.  The following awards shall be granted under the Plan:

          (a) Tandem Stock Purchase Right. The right to purchase 1,000,000 shares of Common Stock at a price equal to their fair market value. For purposes of the Plan, fair market value shall mean the average of the high and low per-share sale prices of the Common Stock on the American Stock Exchange, as determined by the Committee, on the date of purchase. Twenty percent of the purchase price for such shares shall be paid in cash, and 80% shall be financed with a nonrecourse Note in substantially the form set forth in APPENDIX A hereto, secured by a pledge of the shares of Common Stock acquired in such purchase pursuant to a Pledge Agreement in substantially the form set forth in APPENDIX B hereto. The Company shall pay the Executive on before the date of such purchase a sign-on bonus equal to the portion of the purchase price required to be paid in cash, and shall pay the Executive, on or before each due date during the Term of any payment of principal and/or interest on the Note, a bonus equal to the amount of such principal and/or interest then due.

          (b) Tandem Option. An option (the "Tandem Option") to purchase 2,000,000 shares of Common Stock, the terms of which option shall be as set forth in APPENDIX C. The granting of this option shall be conditioned upon Kaul's purchase of 1,000,000 shares of Common Stock pursuant to his exercise of the tandem stock purchase right described in the preceding paragraph.

          (c) Performance Year Option. An option (the "Performance Year Option") to purchase 1,000,000 shares of Common Stock, the terms of which option shall be as set forth in APPENDIX D.

          (d) Closing Price Option. An option (the "Closing Price Option") to purchase 2,000,000 shares of Common Stock, the terms of which option shall be as set forth in APPENDIX E.

          (e) NAR Options. Four options (the "NAR Options") for the purchase of 250,000 shares of Common Stock each, to be granted by NAR Group Limited. The terms of such options shall be as set forth in APPENDICES F-1 through F-4, respectively.

     All awards under the Plan shall be granted on or before September 1, 1996.

     6. ADJUSTMENT OF AND CHANGES IN SHARES. In the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization, or other similar change in the capital stock of the Company, or in the event of the merger or consolidation of the Company into or with any other corporation or the reorganization of the Company, the number of shares covered by each outstanding award granted under the Plan, the number of shares as to which an option is vested under the Plan, the option price per share of each option granted under the Plan, the total number of shares for which awards may be granted under the Plan, and the maximum number of shares for which options may be granted to Kaul, shall be appropriately adjusted by the Committee to preserve the value of the award. If, before the granting of the Tandem Stock Purchase Right, the Tandem Option or the NAR Options, respectively, a distribution is made on the shares of Common Stock of rights or warrants to purchase securities of the Company, there shall be added to the shares subject to such stock purchase right or option ("Award Shares") the number and kind of securities of the Company which would have been issued on the exercise of the rights or warrants that would have been distributed with respect to such number of Award Shares.

     7. EFFECTIVENESS OF PLAN. The Plan shall be effective as of the date of its adoption by the Committee, subject to approval thereof at a meeting of shareholders by the holders of a majority of the shares of Common Stock present and entitled to vote at the meeting. In the event the shareholders fail to approve the Plan, any awards shall be rescinded and all actions taken hereunder shall be null and void.

     The Plan shall terminate on December 31, 1996. Any option outstanding at the time of such termination, whether or not vested, shall remain in effect in accordance with its terms and those of the Plan.

                                                                      APPENDIX A

                      PROMISSORY NOTE DUE           , 2002

$                                                          Date:          , 1996

     Rakesh K. Kaul (the "Executive"), for value received, hereby promises to pay to the order of HANOVER DIRECT, INC. or its successors and assigns (the
"Company"), the principal amount of           dollars ($          ) in five
equal consecutive annual installments of $          , together with interest
thereon, commencing           ,1997, with interest (computed on the basis of a
360-day year of twelve 30-day months) on the unpaid balance of such principal
amount at the rate of    % per annum from the date hereof, until such unpaid
balance shall become due and payable (whether at maturity or by prepayment or by declaration, acceleration or otherwise) as provided herein, such interest being payable on the date such unpaid principal balance so becomes due and payable, and with interest on any overdue principal and (to the extent permitted by applicable law) on any overdue interest at the aforementioned interest rate plus two percentage points per annum until paid, payable on demand. Payments of principal and interest on this Note shall be made in lawful money of the United States of America at the principal office of the Company in Weehawken, New Jersey, or at such other office or agency as the Company shall designate by written notice to the Executive.

     1. Optional Prepayment. This Note may be prepaid at the option of the Executive in whole or from time to time in part (in integral multiples of $1,000) without premium or penalty, upon written notice to the Company.

     2. Required Prepayments of Note. (a) Termination of Employment. The Executive shall prepay the entire unpaid principal amount of this Note together with interest accrued on such principal amount to the date of prepayment without premium (i) on the ninetieth day following termination of the Executive's employment with the Company or affiliates of the Company by reason of the Executive's death or long-term disability, and (ii) on the thirtieth day following termination of Executive's employment with the Company or affiliates of the Company for any reason other than those stated in the foregoing clause
(i), except to the extent such acceleration is waived by the Compensation Committee of the Board of Directors in its sole discretion.

     (b) Sale of Option Shares. In the event the Executive sells or otherwise disposes of any shares obtained upon exercise of the Option (as defined below) in whole or in part, the Executive shall prepay against delivery of the shares so sold or otherwise disposed of by the Executive a principal amount of this Note together with interest accrued on such principal amount to the date of prepayment, in an aggregate amount equal to the price received for such shares or, in the event of a disposition of such shares other than by sale, the fair market value of such shares on the date of such disposition, reduced by brokerage commissions paid in connection with such sale or other disposition and by the amount of the Option exercise price paid. "Option" shall mean the option to purchase 2,000,000 shares of the Company's common stock, par value $0.66 2/3 per share (or any shares changed or exchanged therefor) ("Common Stock"), granted to the Executive on March 7, 1996 in conjunction with his purchase on such date of 1,000,000 shares of Common Stock (the "Tandem Shares"), of which 80% of the purchase price is to be financed with this Note and 20% is to be paid in cash.

                                      B-A-1

     (c) Sale of Tandem Shares. In the event that the Executive sells or otherwise disposes of all or any Tandem Shares, the Executive shall prepay against delivery of the shares so sold or otherwise disposed of by Executive a principal amount of this Note together with interest accrued on such principal amount to the date of prepayment, in an aggregate amount equal to the purchase price received for such shares or, in the event of a disposition of such shares other than by sale, the fair market value of such shares on the date of such disposition a principal amount of this Note together with interest accrued on such principal amount of the date of prepayment, in an aggregate amount equal to the purchase price received for such shares or, in the event of a disposition of such shares other than by sale, the fair market value of such shares on the date of disposition, reduced by brokerage commissions paid in connection with such sale or other disposition.

     3. Acceleration. The entire balance of the principal of this Note, together with accrued and unpaid interest thereon as aforesaid, shall become due and payable without presentment, demand, protest, notice of intention to accelerate, notice of acceleration or other requirements of any kind, all of which are hereby expressly waived by the Executive, in case any one of the following shall occur (i) the Executive shall fail to pay the principal and interest due on this Note as provided herein and such failure continues for a period of sixty days after written demand for payment thereof; or (ii) the Executive shall fail to make any prepayment required on this Note pursuant to
Section 2 above; or (iii) a court having jurisdiction in an involuntary case or proceeding shall enter, or the Executive in a voluntary case or proceeding shall consent to the entry of, a decree or order for relief in respect of the Executive under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Executive or any substantial part of the Executive's property.

     4. Nonrecourse Note. Notwithstanding anything to the contrary in this Note, the Executive shall have no liability to pay the principal amount of this Note or interest thereon other than from the collateral described in Section 5.

     5. Collateral. This Note is secured by a pledge of the Tandem Shares, as more fully provided in the Pledge Agreement entered into by the Executive for the benefit of the Company. Reference is made to said Pledge Agreement for a description of the security afforded thereby and the rights and remedies of the Company with respect thereto.

     6. Truth in Lending Disclosure. The Executive acknowledges receipt of the Truth in Lending disclosure material furnished to the Executive by the Company in connection with the loan evidenced by this Note.

     7. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                          --------------------------------------
                                                      Rakesh K. Kaul

                                      B-A-2

                                                                      APPENDIX B

                                PLEDGE AGREEMENT

     PLEDGE AGREEMENT, dated as of           , 1996, (this "Agreement") from
Rakesh K. Kaul (the "Executive"), to and for the benefit of HANOVER DIRECT, INC., a Delaware corporation (the "Company").

     WHEREAS, the Company has this day made a loan to the Executive (the "Loan"), evidenced by one or more promissory notes, in an amount equal to 80% of the purchase price of 1,000,000 shares of common stock of the Company, par value $0.66 2/3 per share (the "Shares");

     WHEREAS, it is a condition to the making of the Loan by the Company that the Executive grant to the Company a first priority security interest in the Shares;

     NOW THEREFORE, to induce the Company to make the Loan and as security for the repayment thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Representations of Executive. The Executive represents and warrants that no lien, security interest or contractual restriction has been imposed by the Executive upon the Shares except as contemplated by this Agreement and the Executive is the sole and exclusive owner of the Shares.

     2. Pledge of Shares. As collateral security for the prompt payment in full when due (whether at the stated maturity, by acceleration or prepayment or otherwise) of the Loan, the Executive hereby pledges and grants to the Company, for the benefit of the Company, a security interest in, all of its rights, title and interest in and to (i) the Shares, (ii) all shares, securities, moneys or property representing a dividend on the Shares or a distribution or return of capital on or in respect of the Shares, or resulting from a split-up, reclassification or other like change in the Shares or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holder of, or otherwise in respect of, the Shares, (iii) all shares of capital stock of a successor corporation formed by or resulting from the consolidation or merger of the Company, (iv) any amount payable from the Company to reflect a reduction in the purchase price for the Shares, and (v) all products, proceeds and earnings of, and all books, correspondence and other papers relating to, any of the foregoing.

     3. Taxes, etc. The Executive shall promptly pay when due all taxes and charges imposed against the Shares or their use.

     4. Dividends; Voting. So long as no Event of Default (as defined below) shall have occurred and be continuing, the Executive shall have the right to exercise all voting and other powers of ownership pertaining to the Shares and shall be entitled to receive and retain all dividends or other distributions on or in respect of the Shares. An "Event of Default" shall occur if (i) the Executive defaults in the payment of principal or interest due at maturity on any note evidencing the Loan, and such default continues for 60 days or the Executive defaults in the making of any required prepayment of principal or interest on such Note; or (ii) a court having jurisdiction in an involuntary case or proceeding shall enter, or the Executive in a voluntary case or proceeding shall consent to the entry of, a decree or order for relief in respect of the Executive under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Executive or any substantial part of the Executive's property.

                                      B-B-1

     5. No Sale of Shares. The Executive shall not sell, assign, transfer, hypothecate or otherwise dispose of the Shares except as provided in this Agreement, except, that the Executive may direct that all or any part of the Shares be applied in payment of the exercise price of the Option (as defined in the Plan) and such Shares so applied shall be released from the pledge and security interest of this Agreement for such application, provided, that by so applying such Shares to the exercise price, the Executive agrees to deliver to the Company immediately upon exercise of the Option, as if originally pledged hereunder, the same number of Shares so applied by the Executive to the exercise price.

     6. Remedies; Repurchase of Shares. The Company shall, if any Event of Default shall have occurred and be continuing, have all the rights and remedies with respect to the Shares of a secured party under the Uniform Commercial Code and such other rights and remedies to which it is entitled by law. Upon the occurrence of an Event of Default, in addition to the right to exercise all other remedies of a secured party under the Uniform Commercial Code, the Company shall have the right to repurchase any Shares at their fair market value on the date of such repurchase and to make payment by crediting the amount of the purchase price against the outstanding Loan balance. For this purpose, fair market value on any day shall mean the closing price of the common stock of the Company of the same class as the shares on a national securities exchange on such day; provided that if such common stock is not registered on a national securities exchange, but is regularly traded in the over-the-counter market, "Market Price" on any day shall mean the mean between the high "bid" and low "ask" prices for shares of such common stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) (or such other quotation service) on such day (or, if such "bid" and "ask" prices are unavailable on such day, on the most recent prior day on which such prices are available).

     7. Release of Collateral. In the event that the Executive makes a partial payment of the Loan, the pledge and security interest provided for herein shall be released proportionately and the Company shall deliver to the Executive a number of the Shares pledged hereunder equal to the total number of Shares pledged at the time to the Company pursuant to this Agreement multiplied by a fraction the numerator of which is the amount of the Loan so paid and the denominator of which is the total outstanding principal amount of the Loan.

     8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement shall be binding upon and inure to the benefit of the Company and the Executive and their respective successors and assigns. The representations and warranties of the Executive set forth herein shall survive the execution and delivery of this Agreement and delivery of any promissory note evidencing the Loan. The headings of this Agreement are for the convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

     IN WITNESS WHEREOF, the Executive has caused this Agreement to be duly executed as of the date first written above.

                                          --------------------------------------
                                                      Rakesh K. Kaul

                                      B-B-2

                                                                      APPENDIX C

                                 TANDEM OPTION

     This STOCK OPTION AGREEMENT (this "Agreement") is made as of           ,
1996 between Hanover Direct, Inc., a Delaware corporation (the "Company"), and Rakesh K. Kaul (the "Executive").

     WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") has heretofore adopted the Long-Term Incentive Plan for Rakesh K. Kaul (the "Plan"), subject to the approval of the Company's shareholders;

     WHEREAS, in accordance with the terms of the Plan the Compensation Committee has granted the Executive the opportunity (the "Right") to purchase up to 1,000,000 shares of common stock of the Company, par value $.66 2/3 per share ("Common Stock"), under the terms set forth in the Plan;

     WHEREAS, the Plan provides that the Compensation Committee shall grant the Executive an option to purchase a number of shares of Common Stock equal to twice the number of shares purchased by the Executive pursuant to his exercise of the Right;

     WHEREAS, the Executive has purchased as of           , 1996 1,000,000
shares of Common Stock pursuant to his exercise of the Right;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     1. Subject to shareholder ratification pursuant to Section 11 hereof, the Company hereby evidences and confirms the grant to the Executive on the date hereof (the "Date of Grant") by the Compensation Committee of an option (the "Option") to purchase 2,000,000 shares of Common Stock (the "Shares") at an
option price of $          per share, representing the fair market value of the
Common Stock on the date hereof. The Option shall expire on March 7, 2006 (the "Expiration Date"), subject to earlier cancellation or termination as provided herein.

     2. Subject to the other provisions contained herein regarding the exercisability of the Option, this Option shall vest and become exercisable with respect to 500,000 Shares on March 7, 1997 and with respect to an additional 500,000 Shares on each of the next three anniversaries of such date; provided, however, that the Option shall immediately vest and become exercisable in full upon the Executive's termination of employment by reason of death or permanent disability (as determined by the Compensation Committee), or upon the occurrence of a change in control (as defined in the Employment Agreement) during the term of the Employment Agreement or within six months following the end of such term. For purposes hereof, a permanent disability means the Executive's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     3. In the event of a termination of the Executive's employment with the Company while any portion of the Option remains unexercised, the Executive's rights to exercise the Option shall be exercisable only as follows:

          (i) Involuntary Termination. If the Executive's employment is involuntarily terminated by the Company other than for cause, the Executive may, until the later of (i) 12 months following the date of such termination or (ii) March 10 of the year following the year in which the termination occurs if such termination occurs before March 10, 1999, exercise the Option with respect to such number of Shares as

                                      B-C-1
     to which the Option is exercisable (or would be exercisable if his employment had not terminated) on the date of exercise, as determined pursuant to Section 2. For purposes hereof, the provisions of the Employment Agreement shall apply in determining whether the Executive's employment has been involuntarily terminated by the Company other than for cause.

          (ii) Death. If the Executive's employment terminates by reason of death, his Option may be exercised during the 12-month period following such termination.

          (iii) Disability. If the Executive's employment terminates by reason of permanent disability (as determined by the Compensation Committee), the Option may be exercised during the three-month period following such termination.

          (iv) Termination in Other Circumstances. If the Executive's employment terminates in circumstances not described in clauses (i) through
     (iii), the Executive may, within 30 days following such termination, exercise the Option with respect to such number of Shares as to which the Option is exercisable (or would be exercisable if his employment had not terminated) on the date of exercise, as determined pursuant to Section 2.

Notwithstanding the foregoing, the Option shall in no event be exercisable in whole or in part after the Expiration Date.

     4. (a) Except as provided in paragraph (b), the Option is not transferable by the Executive other than by will or the laws of descent and distribution and is exercisable, during the Executive's lifetime, only by the Executive.

     (b) Notwithstanding the provisions of paragraph (a), if the current transferability restrictions imposed by the Securities and Exchange Commission under Rule 16b-3 are eliminated or modified, the following provisions shall apply if and to the extent that they will not adversely affect the Option's status under such rule:

          (i) In the event of the Executive's incapacity, the Option may be exercised by a conservator, guardian, or the agent under a Durable Power of Attorney;

          (ii) Upon the Executive's death, the Option is transferable by will, by a revocable or irrevocable trust established by the Executive, or by a written beneficiary designation executed by the Executive and delivered to the Company prior to the Executive's death;

          (iii) The Executive may transfer the Option to the Executive's spouse and/or issue or trusts for the benefit of the Executive, the Executive's spouse, and/or the Executive's issue.

     5. In order to exercise the Option, in whole or in part, the Executive shall give written notice to the Company, specifying the number of Shares to be purchased and the purchase price to be paid, and accompanied by the payment of the purchase price. Such purchase price may be paid in cash, a certified check, or a bank check payable to the Company, or in whole shares of Common Stock evidenced by negotiable certificates, valued at their fair market value on the date of exercise, or in a combination of the foregoing. Alternatively, the Option may be exercised, in whole or in part, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and such other documents as the Compensation Committee may require. Upon receipt of payment, the Company shall deliver to the Executive (or to any other person entitled to exercise the Option) a certificate or certificates for such Shares. If certificates representing shares of Common Stock are used to pay all or part of the purchase price of the

                                      B-C-2

Option, separate certificates shall be delivered by the Company representing the same number of shares as each certificate so used and an additional certificate shall be delivered representing the additional shares to which the Executive is entitled as a result of exercise of the Option.

     6. The Option shall be exercised only with respect to full Shares; no fractional Shares shall be issued.

     7. As a condition to the issuance of Shares under the Option, the Executive agrees to remit to the Company at the time of exercise any taxes required to be withheld by the Company under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and whether domestic or foreign. The Company shall promptly remit such taxes to the applicable governmental authority.

     8. If the Executive so requests in writing, shares purchased upon exercise of the Option may be issued in the name of the Executive and another person jointly with the right of survivorship, or in the name of a revocable trust of which the Executive is the grantor.

     9. The Option does not qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

     10. This Option shall be binding upon and inure to the benefit of any successor or assignee of the Company and to any executor, administrator, legal representative, legatee, or distributee or transferee entitled by law or the provisions of the Plan to the Executive's rights hereunder.

     11. The grant of the Option is subject to the approval of the Company's shareholders in accordance with the Plan. In the event the shareholders fail to approve the Option, the grant shall be rescinded and all actions taken hereunder shall be null and void.

     12. The Option is subject in all respects to the terms of the Plan, the provisions of which are incorporated in this Agreement by reference.

     13. This Agreement is entered into, and shall be construed and enforced, under the laws of the State of New York, and shall not be modified except by written agreement signed by the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          HANOVER DIRECT, INC.

                                          By:

                                          --------------------------------------
                                                      Rakesh K. Kaul

                                      B-C-3

                                                                      APPENDIX D

                            PERFORMANCE YEAR OPTION

     This STOCK OPTION AGREEMENT (this "Agreement") is made as of
               , 1996 between Hanover Direct, Inc., a Delaware corporation (the "Company"), and Rakesh K. Kaul (the "Executive").

     WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") has heretofore adopted the Long-Term Incentive Plan for Rakesh K. Kaul (the "Plan"), subject to the approval of the Company's shareholders;

     WHEREAS, the Plan provides for the granting of a performance year option subject to the terms set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     1. Subject to shareholder ratification pursuant to Section 11 hereof, the Company hereby evidences and confirms the grant to the Executive on the date hereof (the "Date of Grant") by the Compensation Committee of an option (the "Option") to purchase 1,000,000 shares of Common Stock (the "Shares") at an
option price of $          per share, representing the fair market value of the
Common Stock on the date hereof. The Option shall expire on March 7, 2006 (the "Expiration Date"), subject to earlier cancellation or termination as provided herein.

     2. Subject to the other provisions contained herein regarding the exercisability of the Option, this Option shall become exercisable only as provided in this Section 2.

          (a) On or before May 15, 1996 and March 31 of each of the three successive years (four years if required to implement the carryover provisions described below), the Compensation Committee shall establish written performance goals, including a performance target, with respect to such year ("performance year"). The performance goals shall be expressed in terms of one or more of the following objective financial criteria with respect to the Company: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation, and amortization, or inventory management. The Compensation Committee shall promptly certify following the end of each performance year whether the preestablished performance target with respect to such performance year has been attained. The Option shall become exercisable with respect to 250,000 Shares on the Vesting Date for the performance year ending December 31, 1996, and with respect to an additional 250,000 Shares on the respective Vesting Dates for each of the three succeeding performance years, provided in each case that the Compensation Committee certifies that the preestablished performance target with respect to such performance year has been attained. The Vesting Date for a performance year means the March 7 that next follows the end of such performance year.

          (b) If the performance target for 1996, 1997, or 1998 is not attained, the number of Shares as to which the Option would otherwise have become exercisable on the Vesting Date for such performance year but for such failure (as determined after applying the carryover provisions of this Section 2(b)) shall be carried over and added to the number of Shares as to which the Option shall become exercisable on the Vesting Date for the next performance year in the event the performance target for such next performance year is attained. If the performance target for 1999 is not attained, the number of Shares as to which the Option would otherwise have become exercisable on the Vesting Date for such performance year but for such failure (as determined without applying the carryover provisions of this Section 2(b))

                                      B-D-1
     shall be carried over and become exercisable on the Vesting Date for the performance year 2000 in the event the performance target for the performance year 2000 is attained.

          (c) Notwithstanding the foregoing, the Option shall immediately vest and become exercisable in full upon the Executive's termination of employment by reason of death or permanent disability (as determined by the Compensation Committee), or upon the occurrence of a change in control (as defined in the Employment Agreement) during the term of the Employment Agreement or within six months following the end of such term. For purposes hereof, a permanent disability means the Executive's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     3. In the event of a termination of the Executive's employment with the Company while any portion of the Option remains unexercised, the Executive's rights to exercise the Option shall be exercisable only as follows:

          (i) Involuntary Termination. If the Executive's employment is involuntarily terminated by the Company other than for cause, the Executive may, until the later of (i) 12 months following the date of such termination or (ii) in the event such termination occurs during a performance year, three days after the Compensation Committee has certified, and communicated to the Executive, whether the performance target for such performance year has been met, exercise the Option with respect to such number of Shares as to which the Option is exercisable (or would be exercisable if his employment had not terminated) on the date of exercise, as determined pursuant to Section 2. For purposes hereof, the provisions of the Employment Agreement shall apply in determining whether the Executive's employment has been involuntarily terminated by the Company other than for cause.

          (ii) Death. If the Executive's employment terminates by reason of death, his Option may be exercised during the 12-month period following such termination.

          (iii) Disability. If the Executive's employment terminates by reason of permanent disability (as determined by the Compensation Committee), the Option may be exercised during the three-month period following such termination.

          (iv) Termination in Other Circumstances. If the Executive's employment terminates in circumstances not described in clauses (i) through
     (iii), the Executive may, within 30 days following such termination, exercise the Option with respect to such number of Shares as to which the Option is exercisable (or would be exercisable if his employment had not terminated) on the date of exercise, as determined pursuant to Section 2.

Notwithstanding the foregoing, the Option shall in no event be exercisable in whole or in part after the Expiration Date.

     4. (a) Except as provided in paragraph (b), the Option is not transferable by the Executive other than by will or the laws of descent and distribution and is exercisable, during the Executive's lifetime, only by the Executive.

     (b) Notwithstanding the provisions of paragraph (a), if the current transferability restrictions imposed by the Securities and Exchange Commission under Rule 16b-3 are eliminated or modified, the following provisions shall apply if and to the extent that they will not adversely affect the Option's status under such rule:

                                      B-D-2

          (i) In the event of the Executive's incapacity, the Option may be exercised by a conservator, guardian, or the agent under a Durable Power of Attorney;

          (ii) Upon the Executive's death, the Option is transferable by will, by a revocable or irrevocable trust established by the Executive, or by a written beneficiary designation executed by the Executive and delivered to the Company prior to the Executive's death;

          (iii) The Executive may transfer the Option to the Executive's spouse and/or issue or trusts for the benefit of the Executive, the Executive's spouse, and/or the Executive's issue.

     5. In order to exercise the Option, in whole or in part, the Executive shall give written notice to the Company, specifying the number of Shares to be purchased and the purchase price to be paid, and accompanied by the payment of the purchase price. Such purchase price may be paid in cash, a certified check, or a bank check payable to the Company, or in whole shares of Common Stock evidenced by negotiable certificates, valued at their fair market value on the date of exercise, or in a combination of the foregoing. Alternatively, the Option may be exercised, in whole or in part, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and such other documents as the Compensation Committee may require. Upon receipt of payment, the Company shall deliver to the Executive (or to any other person entitled to exercise the Option) a certificate or certificates for such Shares. If certificates representing shares of Common Stock are used to pay all or part of the purchase price of the Option, separate certificates shall be delivered by the Company representing the same number of shares as each certificate so used and an additional certificate shall be delivered representing the additional shares to which the Executive is entitled as a result of exercise of the Option.

     6. The Option shall be exercised only with respect to full Shares; no fractional Shares shall be issued.

     7. As a condition to the issuance of Shares under the Option, the Executive agrees to remit to the Company at the time of exercise any taxes required to be withheld by the Company under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and whether domestic or foreign. The Company shall promptly remit such taxes to the applicable governmental authority.

     8. If the Executive so requests in writing, shares purchased upon exercise of the Option may be issued in the name of the Executive and another person jointly with the right of survivorship, or in the name of a revocable trust of which the Executive is the grantor.

     9. The Option does not qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

     10. This Option shall be binding upon and inure to the benefit of any successor or assignee of the Company and to any executor, administrator, legal representative, legatee, or distributee or transferee entitled by law or the provisions of the Plan to the Executive's rights hereunder.

     11. The grant of the Option is subject to the approval of the Company's shareholders in accordance with the Plan. In the event the shareholders fail to approve the Option, the grant shall be rescinded and all actions taken hereunder shall be null and void.

     12. The Option is subject in all respects to the terms of the Plan, the provisions of which are incorporated in this Agreement by reference.

                                      B-D-3

     13. This Agreement is entered into, and shall be construed and enforced, under the laws of the State of New York, and shall not be modified except by written agreement signed by the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          HANOVER DIRECT, INC.

                                          By:

                                          --------------------------------------
                                                      Rakesh K. Kaul

                                      B-D-4

                                                                      APPENDIX E

                              CLOSING PRICE OPTION

     This STOCK OPTION AGREEMENT (this "Agreement") is made as of
               , 1996 between Hanover Direct, Inc., a Delaware corporation (the "Company"), and Rakesh K. Kaul (the "Executive").

     WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") has heretofore adopted the Long-Term Incentive Plan for Rakesh K. Kaul (the "Plan"), subject to the approval of the Company's shareholders;

     WHEREAS, the Plan provides for the granting of a closing price option subject to the terms set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     1. Subject to shareholder ratification pursuant to Section 11 hereof, the Company hereby evidences and confirms the grant to the Executive on the date hereof (the "Date of Grant") by the Compensation Committee of an option (the "Option") to purchase 2,000,000 shares of Common Stock (the "Shares") at an
option price of $          per share, representing the fair market value of the
Common Stock on the date hereof. The Option shall expire on March 7, 2006 (the "Expiration Date"), subject to earlier cancellation or termination as provided herein.

     2. Subject to the other provisions contained herein regarding the exercisability of the Option, this Option shall become exercisable only as provided in this Section 2.

          (a) Except as otherwise provided in paragraph (b), this Option shall become exercisable only upon satisfaction of the condition, as certified by the Compensation Committee (such certification not to be improperly withheld), that the average closing price of the Common Stock on the American Stock Exchange, composite tape, or other recognized market source, as determined by the Compensation Committee, on each trading day during any period of 91 consecutive calendar days commencing after March 7, 1996 and ending on or before March 7, 2002 has equaled or exceeded $7.00 per share.

          (b) Notwithstanding the foregoing, the Option shall immediately vest and become exercisable in full upon the Executive's termination of employment by reason of death or permanent disability (as determined by the Compensation Committee), or upon the occurrence of a change in control (as defined in the Employment Agreement) during the term of the Employment Agreement or within six months following the end of such term. For purposes hereof, a permanent disability means the Executive's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     3. In the event of a termination of the Executive's employment with the Company while any portion of the Option remains unexercised, the Executive's rights to exercise the Option shall be exercisable only as follows:

          (i) Involuntary Termination. If the Executive's employment is involuntarily terminated by the Company other than for cause, the Executive may, until 12 months following the date of such termination, exercise the Option with respect to such number of Shares as to which the Option is exercisable (or would be exercisable if his employment had not terminated) on the date of exercise, as

                                      B-E-1
     determined pursuant to Section 2. For purposes hereof, the provisions of the Employment Agreement shall apply in determining whether the Executive's employment has been involuntarily terminated by the Company other than for cause.

          (ii) Death. If the Executive's employment terminates by reason of death, his Option may be exercised during the 12-month period following such termination.

          (iii) Disability. If the Executive's employment terminates by reason of permanent disability (as determined by the Compensation Committee), the Option may be exercised during the three-month period following such termination.

          (iv) Termination in Other Circumstances. If the Executive's employment terminates in circumstances not described in clauses (i) through
     (iii), the Executive may, within 30 days following such termination, exercise the Option with respect to such number of Shares as to which the Option is exercisable (or would be exercisable if his employment had not terminated) on the date of exercise, as determined pursuant to Section 2.

Notwithstanding the foregoing, the Option shall in no event be exercisable in whole or in part after the Expiration Date.

     4. (a)Except as provided in paragraph (b), the Option is not transferable by the Executive other than by will or the laws of descent and distribution and is exercisable, during the Executive's lifetime, only by the Executive.

     (b) Notwithstanding the provisions of paragraph (a), if the current transferability restrictions imposed by the Securities and Exchange Commission under Rule 16b-3 are eliminated or modified, the following provisions shall apply if and to the extent that they will not adversely affect the Option's status under such rule:

          (i) In the event of the Executive's incapacity, the Option may be exercised by a conservator, guardian, or the agent under a Durable Power of Attorney;

          (ii) Upon the Executive's death, the Option is transferable by will, by a revocable or irrevocable trust established by the Executive, or by a written beneficiary designation executed by the Executive and delivered to the Company prior to the Executive's death;

          (iii) The Executive may transfer the Option to the Executive's spouse and/or issue or trusts for the benefit of the Executive, the Executive's spouse, and/or the Executive's issue.

     5. In order to exercise the Option, in whole or in part, the Executive shall give written notice to the Company, specifying the number of Shares to be purchased and the purchase price to be paid, and accompanied by the payment of the purchase price. Such purchase price may be paid in cash, a certified check, or a bank check payable to the Company, or in whole shares of Common Stock evidenced by negotiable certificates, valued at their fair market value on the date of exercise, or in a combination of the foregoing. Alternatively, the Option may be exercised, in whole or in part, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and such other documents as the Compensation Committee may require. Upon receipt of payment, the Company shall deliver to the Executive (or to any other person entitled to exercise the Option) a certificate or certificates for such Shares. If certificates representing shares of Common Stock are used to pay all or part of the purchase price of the Option, separate certificates shall be delivered by the Company representing the same number of shares as

                                      B-E-2
each certificate so used and an additional certificate shall be delivered representing the additional shares to which the Executive is entitled as a result of exercise of the Option.

     6. The Option shall be exercised only with respect to full Shares; no fractional Shares shall be issued.

     7. As a condition to the issuance of Shares under the Option, the Executive agrees to remit to the Company at the time of exercise any taxes required to be withheld by the Company under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and whether domestic or foreign. The Company shall promptly remit such taxes to the applicable governmental authority.

     8. If the Executive so requests in writing, shares purchased upon exercise of the Option may be issued in the name of the Executive and another person jointly with the right of survivorship, or in the name of a revocable trust of which the Executive is the grantor.

     9. The Option does not qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

     10. This Option shall be binding upon and inure to the benefit of any successor or assignee of the Company and to any executor, administrator, legal representative, legatee, or distributee or transferee entitled by law or the provisions of the Plan to the Executive's rights hereunder.

     11. The grant of the Option is subject to the approval of the Company's shareholders in accordance with the Plan. In the event the shareholders fail to approve the Option, the grant shall be rescinded and all actions taken hereunder shall be null and void.

     12. The Option is subject in all respects to the terms of the Plan, the provisions of which are incorporated in this Agreement by reference.

     13. This Agreement is entered into, and shall be construed and enforced, under the laws of the State of New York, and shall not be modified except by written agreement signed by the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          HANOVER DIRECT, INC.

                                          By:

                                                      Rakesh K. Kaul

                                      B-E-3

                                                                    APPENDIX F-1

                               NAR GROUP LIMITED

                             SIX-YEAR STOCK OPTION

     This STOCK OPTION AGREEMENT (this "Agreement") is made as of           ,
1996 between NAR Group Limited, a British Virgin Islands corporation ("NAR"), and Rakesh K. Kaul (the "Executive").

     WHEREAS, NAR is the majority shareholder of Hanover Direct, Inc., a Delaware corporation ("Hanover");

     WHEREAS, NAR deems it to be in its interest and in the interest of Hanover for the Executive to serve as President and Chief Executive Officer of Hanover; and

     WHEREAS, the Compensation Committee of Hanover's Board of Directors (the "Compensation Committee") has heretofore adopted the Long-Term Incentive Plan for Rakesh K. Kaul (the "Plan"), subject to the approval of Hanover's shareholders;

     WHEREAS, in consideration of the Executive's agreement to serve as President and Chief Executive Officer of Hanover, and to compensate the Executive for his services in such capacity, NAR has agreed in accordance with the Plan to grant the Executive an option to purchase securities in Hanover held by NAR.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     1. Subject to ratification by Hanover's shareholders pursuant to Section 11 hereof, NAR hereby evidences and confirms its grant to the Executive on
          , 1996 (the "Date of Grant") of an option (the "Option") to purchase 250,000 shares of common stock, par value $.66 2/3 per share (the "Common
Stock"), of Hanover (the "Shares") at an option price of $          per share.
The Option shall expire on March 7, 2002 (the "Expiration Date"), subject to earlier cancellation or termination as provided herein.

     2. Subject to the other provisions contained herein regarding the exercisability of the Option, this Option shall vest and become exercisable on March 7, 1997; provided, however, that the Option shall immediately vest and become exercisable in full upon the Executive's death or permanent disability (as determined by the Compensation Committee), or upon the occurrence of a change in control (as defined in the Employment Agreement dated March 7, 1996 between Hanover and the Executive (the "Employment Agreement")). For purposes hereof, a permanent disability means the Executive's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     3. In the event of a termination of the Executive's employment with Hanover while any portion of the Option remains unexercised, the Executive's rights to exercise the Option shall be exercisable only as follows:

          (i) Involuntary Termination. If the Executive's employment is involuntarily terminated by Hanover other than for cause, the Executive may, until 12 months following the date of such termination, exercise the Option with respect to such number of Shares as to which the Option is exercisable (or would be exercisable if his employment had not terminated) on the date of exercise, as determined pursuant to Section 2. For purposes hereof, the provisions of the Employment Agreement shall apply in

                                     B-F-1-1
     determining whether the Executive's employment has been involuntarily terminated by Hanover other than for cause.

          (ii) Death. If the Executive's employment terminates by reason of death, his Option may be exercised during the 12-month period following such termination.

          (iii) Disability. If the Executive's employment terminates by reason of permanent disability (as determined by the Compensation Committee), the Option may be exercised during the three-month period following such termination.

          (iv) Termination in Other Circumstances. If the Executive's employment terminates in circumstances not described in clauses (i) through
     (iii), the Executive may, within 30 days following such termination, exercise the Option with respect to such number of Shares as to which the Option is exercisable (or would be exercisable if his employment had not terminated) on the date of exercise, as determined pursuant to Section 2.

Notwithstanding the foregoing, the Option shall in no event be exercisable in whole or in part after the Expiration Date.

     4. (a) Except as provided in paragraph (b), the Option is not transferable by the Executive other than by will or the laws of descent and distribution and is exercisable, during the Executive's lifetime, only by the Executive.

     (b) Notwithstanding the provisions of paragraph (a), if the current transferability restrictions imposed by the Securities and Exchange Commission under Rule 16b-3 are eliminated or modified, the following provisions shall apply if and to the extent that they will not adversely affect the Option's status under such rule:

          (i) In the event of the Executive's incapacity, the Option may be exercised by a conservator, guardian, or the agent under a Durable Power of Attorney;

          (ii) Upon the Executive's death, the Option is transferable by will, by a revocable or irrevocable trust established by the Executive, or by a written beneficiary designation executed by the Executive and delivered to NAR prior to the Executive's death;

          (iii) The Executive may transfer the Option to the Executive's spouse and/or issue or trusts for the benefit of the Executive, the Executive's spouse, and/or the Executive's issue.

     5. In order to exercise the Option, in whole or in part, the Executive shall give written notice to NAR, specifying the number of Shares to be purchased and the purchase price to be paid, and accompanied by the payment of the purchase price. Such purchase price may be paid in cash, a certified check, or a bank check payable to NAR, or in whole shares of Common Stock evidenced by negotiable certificates, valued at their fair market value on the date of exercise, or in a combination of the foregoing. Alternatively, the Option may be exercised, in whole or in part, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to NAR the amount of sale or loan proceeds necessary to pay the purchase price, and such other documents as NAR may require. Upon receipt of payment, NAR shall deliver to the Executive (or to any other person entitled to exercise the Option) a certificate or certificates for such Shares. If certificates representing shares of Common Stock are used to pay all or part of the purchase price of the Option, separate certificates shall be delivered by NAR representing the same number of shares as each certificate so used and an additional certificate shall be delivered representing the additional shares to which the Executive is entitled as a result of exercise of the Option.

                                     B-F-1-2

     6. The Option shall be exercised only with respect to full Shares; no fractional Shares shall be issued.

     7. As a condition to the issuance of Shares under the Option, the Executive agrees to remit to Hanover at the time of exercise any taxes required to be withheld by Hanover under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and whether domestic or foreign.

     8. If the Executive so requests in writing, shares purchased upon exercise of the Option may be issued in the name of the Executive and another person jointly with the right of survivorship, or in the name of a revocable trust of which the Executive is the grantor.

     9. The Option does not qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

     10. This Option shall be binding upon and inure to the benefit of any successor or assignee of NAR and to any executor, administrator, legal representative, legatee, or distributee or transferee entitled by law or the provisions of the Plan to the Executive's rights hereunder.

     11. The grant of the Option is subject to the approval of Hanover's shareholders in accordance with the Plan. In the event the shareholders fail to approve the Option, the grant shall be rescinded and all actions taken hereunder shall be null and void.

     12. The Option is subject in all respects to the terms of the Plan, the provisions of which are incorporated in this Agreement by reference.

     13. This Agreement is entered into, and shall be construed and enforced, under the laws of the State of New York, and shall not be modified except by written agreement signed by the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          NAR GROUP LIMITED

                                          By:

                                          --------------------------------------
                                                      Rakesh K. Kaul

                                     B-F-1-3

                                                                    APPENDIX F-2

                               NAR GROUP LIMITED

                            SEVEN-YEAR STOCK OPTION

     This STOCK OPTION AGREEMENT (this "Agreement") is made as of           ,
1996 between NAR Group Limited, a British Virgin Islands corporation ("NAR"), and Rakesh K. Kaul (the "Executive").

     WHEREAS, NAR is the majority shareholder of Hanover Direct, Inc., a Delaware corporation ("Hanover");

     WHEREAS, NAR deems it to be in its interest and in the interest of Hanover for the Executive to serve as President and Chief Executive Officer of Hanover; and

     WHEREAS, the Compensation Committee of Hanover's Board of Directors (the "Compensation Committee") has heretofore adopted the Long-Term Incentive Plan for Rakesh K. Kaul (the "Plan"), subject to the approval of Hanover's shareholders;

     WHEREAS, in consideration of the Executive's agreement to serve as President and Chief Executive Officer of Hanover, and to compensate the Executive for his services in such capacity, NAR has agreed in accordance with the Plan to grant the Executive an option to purchase securities in Hanover held by NAR.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     1. Subject to ratification by Hanover's shareholders pursuant to Section 11 hereof, NAR hereby evidences and confirms its grant to the Executive on
          , 1996 (the "Date of Grant") of an option (the "Option") to purchase 250,000 shares of common stock, par value $.66 2/3 per share (the "Common
Stock"), of Hanover (the "Shares") at an option price of $          per share.
The Option shall expire on March 7, 2003 (the "Expiration Date"), subject to earlier cancellation or termination as provided herein.

     2. Subject to the other provisions contained herein regarding the exercisability of the Option, this Option shall vest and become exercisable on March 7, 1998; provided, however, that the Option shall immediately vest and become exercisable in full upon the Executive's death or permanent disability (as determined by the Compensation Committee), or upon the occurrence of a change in control (as defined in the Employment Agreement dated March 7, 1996 between Hanover and the Executive (the "Employment Agreement")). For purposes hereof, a permanent disability means the Executive's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     3. In the event of a termination of the Executive's employment with Hanover while any portion of the Option remains unexercised, the Executive's rights to exercise the Option shall be exercisable only as follows:

          (i) Involuntary Termination. If the Executive's employment is involuntarily terminated by Hanover other than for cause, the Executive may, until the later of (i) 12 months following the date of such termination, or (ii) March 10, 1998 if such termination occurs after December 31, 1996 and before March 10, 1997, exercise the Option with respect to such number of Shares as to which the Option is exercisable (or would be exercisable if his employment had not terminated) on the date of exercise, as determined pursuant to Section 2. For purposes hereof, the provisions of the Employment Agreement

                                     B-F-2-1
     shall apply in determining whether the Executive's employment has been involuntarily terminated by Hanover other than for cause.

          (ii) Death. If the Executive's employment terminates by reason of death, his Option may be exercised during the 12-month period following such termination.

          (iii) Disability. If the Executive's employment terminates by reason of permanent disability (as determined by the Compensation Committee), the Option may be exercised during the three-month period following such termination.

          (iv) Termination in Other Circumstances. If the Executive's employment terminates in circumstances not described in clauses (i) through
     (iii), the Executive may, within 30 days following such termination, exercise the Option with respect to such number of Shares as to which the Option is exercisable (or would be exercisable if his employment had not terminated) on the date of exercise, as determined pursuant to Section 2.

Notwithstanding the foregoing, the Option shall in no event be exercisable in whole or in part after the Expiration Date.

     4. (a) Except as provided in paragraph (b), the Option is not transferable by the Executive other than by will or the laws of descent and distribution and is exercisable, during the Executive's lifetime, only by the Executive.

     (b) Notwithstanding the provisions of paragraph (a), if the current transferability restrictions imposed by the Securities and Exchange Commission under Rule 16b-3 are eliminated or modified, the following provisions shall apply if and to the extent that they will not adversely affect the Option's status under such rule:

          (i) In the event of the Executive's incapacity, the Option may be exercised by a conservator, guardian, or the agent under a Durable Power of Attorney;

          (ii) Upon the Executive's death, the Option is transferable by will, by a revocable or irrevocable trust established by the Executive, or by a written beneficiary designation executed by the Executive and delivered to NAR prior to the Executive's death;

          (iii) The Executive may transfer the Option to the Executive's spouse and/or issue or trusts for the benefit of the Executive, the Executive's spouse, and/or the Executive's issue.

     5. In order to exercise the Option, in whole or in part, the Executive shall give written notice to NAR, specifying the number of Shares to be purchased and the purchase price to be paid, and accompanied by the payment of the purchase price. Such purchase price may be paid in cash, a certified check, or a bank check payable to NAR, or in whole shares of Common Stock evidenced by negotiable certificates, valued at their fair market value on the date of exercise, or in a combination of the foregoing. Alternatively, the Option may be exercised, in whole or in part, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to NAR the amount of sale or loan proceeds necessary to pay the purchase price, and such other documents as NAR may require. Upon receipt of payment, NAR shall deliver to the Executive (or to any other person entitled to exercise the Option) a certificate or certificates for such Shares. If certificates representing shares of Common Stock are used to pay all or part of the purchase price of the Option, separate certificates shall be delivered by NAR representing the same number of shares as each certificate so used and an additional certificate shall be delivered representing the additional shares to which the Executive is entitled as a result of exercise of the Option.

                                     B-F-2-2

     6. The Option shall be exercised only with respect to full Shares; no fractional Shares shall be issued.

     7. As a condition to the issuance of Shares under the Option, the Executive agrees to remit to Hanover at the time of exercise any taxes required to be withheld by Hanover under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and whether domestic or foreign.

     8. If the Executive so requests in writing, shares purchased upon exercise of the Option may be issued in the name of the Executive and another person jointly with the right of survivorship, or in the name of a revocable trust of which the Executive is the grantor.

     9. The Option does not qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

     10. This Option shall be binding upon and inure to the benefit of any successor or assignee of NAR and to any executor, administrator, legal representative, legatee, or distributee or transferee entitled by law or the provisions of the Plan to the Executive's rights hereunder.

     11. The grant of the Option is subject to the approval of Hanover's shareholders in accordance with the Plan. In the event the shareholders fail to approve the Option, the grant shall be rescinded and all actions taken hereunder shall be null and void.

     12. The Option is subject in all respects to the terms of the Plan, the provisions of which are incorporated in this Agreement by reference.

     13. This Agreement is entered into, and shall be construed and enforced, under the laws of the State of New York, and shall not be modified except by written agreement signed by the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          NAR GROUP LIMITED

                                          By:

                                          --------------------------------------
                                                      Rakesh K. Kaul

                                     B-F-2-3

                                                                    APPENDIX F-3

                               NAR GROUP LIMITED

                            EIGHT-YEAR STOCK OPTION

     This STOCK OPTION AGREEMENT (this "Agreement") is made as of           ,
1996 between NAR Group Limited, a British Virgin Islands corporation ("NAR"), and Rakesh K. Kaul (the "Executive").

     WHEREAS, NAR is the majority shareholder of Hanover Direct, Inc., a Delaware corporation ("Hanover");

     WHEREAS, NAR deems it to be in its interest and in the interest of Hanover for the Executive to serve as President and Chief Executive Officer of Hanover; and

     WHEREAS, the Compensation Committee of Hanover's Board of Directors (the "Compensation Committee") has heretofore adopted the Long-Term Incentive Plan for Rakesh K. Kaul (the "Plan"), subject to the approval of Hanover's shareholders;

     WHEREAS, in consideration of the Executive's agreement to serve as President and Chief Executive Officer of Hanover, and to compensate the Executive for his services in such capacity, NAR has agreed in accordance with the Plan to grant the Executive an option to purchase securities in Hanover held by NAR.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     1. Subject to ratification by Hanover's shareholders pursuant to Section 11 hereof, NAR hereby evidences and confirms its grant to the Executive on
          , 1996 (the "Date of Grant") of an option (the "Option") to purchase 250,000 shares of common stock, par value $.66 2/3 per share (the "Common
Stock"), of Hanover (the "Shares") at an option price of $          per share.
The Option shall expire on March 7, 2004 (the "Expiration Date"), subject to earlier cancellation or termination as provided herein.

     2. Subject to the other provisions contained herein regarding the exercisability of the Option, this Option shall vest and become exercisable on March 7, 1999; provided, however, that the Option shall immediately vest and become exercisable in full upon the Executive's death or permanent disability (as determined by the Compensation Committee), or upon the occurrence of a change in control (as defined in the Employment Agreement dated March 7, 1996 between Hanover and the Executive (the "Employment Agreement")). For purposes hereof, a permanent disability means the Executive's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     3. In the event of a termination of the Executive's employment with Hanover while any portion of the Option remains unexercised, the Executive's rights to exercise the Option shall be exercisable only as follows:

          (i) Involuntary Termination. If the Executive's employment is involuntarily terminated by Hanover other than for cause, the Executive may, until the later of (i) 12 months following the date of such termination, or (ii) March 10, 1999 if such termination occurs after December 31, 1997 and before March 10, 1998, exercise the Option with respect to such number of Shares as to which the Option is exercisable (or would be exercisable if his employment had not terminated) on the date of exercise, as determined pursuant to Section 2. For purposes hereof, the provisions of the Employment Agreement

                                     B-F-3-1
     shall apply in determining whether the Executive's employment has been involuntarily terminated by Hanover other than for cause.

          (ii) Death. If the Executive's employment terminates by reason of death, his Option may be exercised during the 12-month period following such termination.

          (iii) Disability. If the Executive's employment terminates by reason of permanent disability (as determined by the Compensation Committee), the Option may be exercised during the three-month period following such termination.

          (iv) Termination in Other Circumstances. If the Executive's employment terminates in circumstances not described in clauses (i) through
     (iii), the Executive may, within 30 days following such termination, exercise the Option with respect to such number of Shares as to which the Option is exercisable (or would be exercisable if his employment had not terminated) on the date of exercise, as determined pursuant to Section 2.

Notwithstanding the foregoing, the Option shall in no event be exercisable in whole or in part after the Expiration Date.

     4. (a) Except as provided in paragraph (b), the Option is not transferable by the Executive other than by will or the laws of descent and distribution and is exercisable, during the Executive's lifetime, only by the Executive.

     (b) Notwithstanding the provisions of paragraph (a), if the current transferability restrictions imposed by the Securities and Exchange Commission under Rule 16b-3 are eliminated or modified, the following provisions shall apply if and to the extent that they will not adversely affect the Option's status under such rule:

          (i) In the event of the Executive's incapacity, the Option may be exercised by a conservator, guardian, or the agent under a Durable Power of Attorney;

          (ii) Upon the Executive's death, the Option is transferable by will, by a revocable or irrevocable trust established by the Executive, or by a written beneficiary designation executed by the Executive and delivered to NAR prior to the Executive's death;

          (iii) The Executive may transfer the Option to the Executive's spouse and/or issue or trusts for the benefit of the Executive, the Executive's spouse, and/or the Executive's issue.

     5. In order to exercise the Option, in whole or in part, the Executive shall give written notice to NAR, specifying the number of Shares to be purchased and the purchase price to be paid, and accompanied by the payment of the purchase price. Such purchase price may be paid in cash, a certified check, or a bank check payable to NAR, or in whole shares of Common Stock evidenced by negotiable certificates, valued at their fair market value on the date of exercise, or in a combination of the foregoing. Alternatively, the Option may be exercised, in whole or in part, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to NAR the amount of sale or loan proceeds necessary to pay the purchase price, and such other documents as NAR may require. Upon receipt of payment, NAR shall deliver to the Executive (or to any other person entitled to exercise the Option) a certificate or certificates for such Shares. If certificates representing shares of Common Stock are used to pay all or part of the purchase price of the Option, separate certificates shall be delivered by NAR representing the same number of shares as each certificate so used and an additional certificate shall be delivered representing the additional shares to which the Executive is entitled as a result of exercise of the Option.

                                     B-F-3-2

     6. The Option shall be exercised only with respect to full Shares; no fractional Shares shall be issued.

     7. As a condition to the issuance of Shares under the Option, the Executive agrees to remit to Hanover at the time of exercise any taxes required to be withheld by Hanover under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and whether domestic or foreign.

     8. If the Executive so requests in writing, shares purchased upon exercise of the Option may be issued in the name of the Executive and another person jointly with the right of survivorship, or in the name of a revocable trust of which the Executive is the grantor.

     9. The Option does not qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

     10. This Option shall be binding upon and inure to the benefit of any successor or assignee of NAR and to any executor, administrator, legal representative, legatee, or distributee or transferee entitled by law or the provisions of the Plan to the Executive's rights hereunder.

     11. The grant of the Option is subject to the approval of Hanover's shareholders in accordance with the Plan. In the event the shareholders fail to approve the Option, the grant shall be rescinded and all actions taken hereunder shall be null and void.

     12. The Option is subject in all respects to the terms of the Plan, the provisions of which are incorporated in this Agreement by reference.

     13. This Agreement is entered into, and shall be construed and enforced, under the laws of the State of New York, and shall not be modified except by written agreement signed by the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          NAR GROUP LIMITED

                                          By:

                                          --------------------------------------
                                                      Rakesh K. Kaul

                                     B-F-3-3

                                                                    APPENDIX F-4

                               NAR GROUP LIMITED

                             NINE-YEAR STOCK OPTION

     This STOCK OPTION AGREEMENT (this "Agreement") is made as of
               , 1996 between NAR Group Limited, a British Virgin Islands corporation ("NAR"), and Rakesh K. Kaul (the "Executive").

     WHEREAS, NAR is the majority shareholder of Hanover Direct, Inc., a Delaware corporation ("Hanover");

     WHEREAS, NAR deems it to be in its interest and in the interest of Hanover for the Executive to serve as President and Chief Executive Officer of Hanover; and

     WHEREAS, the Compensation Committee of Hanover's Board of Directors (the "Compensation Committee") has heretofore adopted the Long-Term Incentive Plan for Rakesh K. Kaul (the "Plan"), subject to the approval of Hanover's shareholders;

     WHEREAS, in consideration of the Executive's agreement to serve as President and Chief Executive Officer of Hanover, and to compensate the Executive for his services in such capacity, NAR has agreed in accordance with the Plan to grant the Executive an option to purchase securities in Hanover held by NAR.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     1. Subject to ratification by Hanover's shareholders pursuant to Section 11 hereof, NAR hereby evidences and confirms its grant to the Executive on
               , 1996 (the "Date of Grant") of an option (the "Option") to purchase 250,000 shares of common stock, par value $.66 2/3 per share (the "Common Stock"), of Hanover (the "Shares") at an option price of
$               per share. The Option shall expire on March 7, 2005 (the
"Expiration Date"), subject to earlier cancellation or termination as provided herein.

     2. Subject to the other provisions contained herein regarding the exercisability of the Option, this Option shall vest and become exercisable on March 7, 2000; provided, however, that the Option shall immediately vest and become exercisable in full upon the Executive's death or permanent disability (as determined by the Compensation Committee), or upon the occurrence of a change in control (as defined in the Employment Agreement dated March 7, 1996 between Hanover and the Executive (the "Employment Agreement")). For purposes hereof, a permanent disability means the Executive's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     3. In the event of a termination of the Executive's employment with Hanover while any portion of the Option remains unexercised, the Executive's rights to exercise the Option shall be exercisable only as follows:

          (i) Involuntary Termination. If the Executive's employment is involuntarily terminated by Hanover other than for cause, the Executive may, until the later of (i) 12 months following the date of such termination, or (ii) March 10, 2000 if such termination occurs after December 31, 1998 and before March 10, 1999, exercise the Option with respect to such number of Shares as to which the Option is exercisable (or would be exercisable if his employment had not terminated) on the date of exercise, as determined pursuant to Section 2. For purposes hereof, the provisions of the Employment Agreement

                                     B-F-4-1
     shall apply in determining whether the Executive's employment has been involuntarily terminated by Hanover other than for cause.

          (ii) Death. If the Executive's employment terminates by reason of death, his Option may be exercised during the 12-month period following such termination.

          (iii) Disability. If the Executive's employment terminates by reason of permanent disability (as determined by the Compensation Committee), the Option may be exercised during the three-month period following such termination.

          (iv) Termination in Other Circumstances. If the Executive's employment terminates in circumstances not described in clauses (i) through
     (iii), the Executive may, within 30 days following such termination, exercise the Option with respect to such number of Shares as to which the Option is exercisable (or would be exercisable if his employment had not terminated) on the date of exercise, as determined pursuant to Section 2.

Notwithstanding the foregoing, the Option shall in no event be exercisable in whole or in part after the Expiration Date.

     4. (a) Except as provided in paragraph (b), the Option is not transferable by the Executive other than by will or the laws of descent and distribution and is exercisable, during the Executive's lifetime, only by the Executive.

     (b) Notwithstanding the provisions of paragraph (a), if the current transferability restrictions imposed by the Securities and Exchange Commission under Rule 16b-3 are eliminated or modified, the following provisions shall apply if and to the extent that they will not adversely affect the Option's status under such rule:

          (i) In the event of the Executive's incapacity, the Option may be exercised by a conservator, guardian, or the agent under a Durable Power of Attorney;

          (ii) Upon the Executive's death, the Option is transferable by will, by a revocable or irrevocable trust established by the Executive, or by a written beneficiary designation executed by the Executive and delivered to NAR prior to the Executive's death;

          (iii) The Executive may transfer the Option to the Executive's spouse and/or issue or trusts for the benefit of the Executive, the Executive's spouse, and/or the Executive's issue.

     5. In order to exercise the Option, in whole or in part, the Executive shall give written notice to NAR, specifying the number of Shares to be purchased and the purchase price to be paid, and accompanied by the payment of the purchase price. Such purchase price may be paid in cash, a certified check, or a bank check payable to NAR, or in whole shares of Common Stock evidenced by negotiable certificates, valued at their fair market value on the date of exercise, or in a combination of the foregoing. Alternatively, the Option may be exercised, in whole or in part, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to NAR the amount of sale or loan proceeds necessary to pay the purchase price, and such other documents as NAR may require. Upon receipt of payment, NAR shall deliver to the Executive (or to any other person entitled to exercise the Option) a certificate or certificates for such Shares. If certificates representing shares of Common Stock are used to pay all or part of the purchase price of the Option, separate certificates shall be delivered by NAR representing the same number of shares as each certificate so used and an additional certificate shall be delivered representing the additional shares to which the Executive is entitled as a result of exercise of the Option.

                                     B-F-4-2

     6. The Option shall be exercised only with respect to full Shares; no fractional Shares shall be issued.

     7. As a condition to the issuance of Shares under the Option, the Executive agrees to remit to Hanover at the time of exercise any taxes required to be withheld by Hanover under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and whether domestic or foreign.

     8. If the Executive so requests in writing, shares purchased upon exercise of the Option may be issued in the name of the Executive and another person jointly with the right of survivorship, or in the name of a revocable trust of which the Executive is the grantor.

     9. The Option does not qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

     10. This Option shall be binding upon and inure to the benefit of any successor or assignee of NAR and to any executor, administrator, legal representative, legatee, or distributee or transferee entitled by law or the provisions of the Plan to the Executive's rights hereunder.

     11. The grant of the Option is subject to the approval of Hanover's shareholders in accordance with the Plan. In the event the shareholders fail to approve the Option, the grant shall be rescinded and all actions taken hereunder shall be null and void.

     12. The Option is subject in all respects to the terms of the Plan, the provisions of which are incorporated in this Agreement by reference.

     13. This Agreement is entered into, and shall be construed and enforced, under the laws of the State of New York, and shall not be modified except by written agreement signed by the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          NAR GROUP LIMITED

                                          By:

                                          --------------------------------------
                                                      Rakesh K. Kaul

                                     B-F-4-3

                                                                         ANNEX C

                              HANOVER DIRECT, INC.
                             1996 STOCK OPTION PLAN

     1. PURPOSE. The purpose of this Hanover Direct, Inc. 1996 Stock Option Plan (the "Plan") is to advance the interests of Hanover Direct, Inc. (the "Company") and its shareholders by providing employees of the Company and its subsidiaries with a larger personal and financial interest in the success of the Company through the grant of stock options.

     2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") consisting of at least two members of the Board of Directors of the Company (the "Board"). The Committee shall be constituted in such a manner as to satisfy the requirements of applicable law, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule, and the provisions of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall be appointed, and vacancies shall be filled, by the Board. The Committee shall have full power and authority to (i) select the individuals to whom Options may be granted under the Plan; (ii) determine the number of shares of Common Stock covered by each Option and the terms and conditions, not inconsistent with the provisions of the Plan, governing such Option; (iii) interpret the Plan and any Option granted thereunder; (iv) establish such rules and regulations as it deems appropriate for the administration of the Plan; and (v) take such other action as it deems necessary or desirable for the administration of the Plan. Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote. The Committee's interpretation and construction of any provision of the Plan or the terms of any Option shall be conclusive and binding on all parties.

     3. PARTICIPANTS. Options may be granted under the Plan to any employee of the Company, whether or not a director.

     4. THE SHARES. The shares that may be delivered or purchased under the Plan shall not exceed an aggregate of 7,000,000 shares (subject to adjustment pursuant to Section 7) of common stock, par value $.66 2/3 per share, of the Company (the "Common Stock"). Such shares of Common Stock shall be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of previously issued shares acquired by the Company and held in its treasury. Any shares of Common Stock which, by reason of the termination or expiration of an Option or otherwise, are no longer subject to an Option may again be subjected to an Option under the Plan.

     5. OPTIONS. Options to purchase Common Stock ("Options") shall be evidenced by option agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the Committee may approve.

          (a) TYPES OF OPTIONS. Options granted under the Plan shall, as determined by the Committee at the time of grant, be either Options intended to qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options") or Options not intended to so qualify ("Nonstatutory Stock Options"). Each option agreement shall identify the Option as an Incentive Stock Option or as a Nonstatutory Stock Option.

          (b) PRICE. The price at which shares of Common Stock may be purchased upon the exercise of an Option granted under the Plan shall be the fair market value of such shares on the date of grant of such Option; provided, however, that an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall have a purchase price for the underlying shares equal to 110% of the fair market value of the Common Stock on the date of grant.

          For purposes of the Plan, the fair market value of a share of Common Stock on a specified date shall be the closing price on such date of the Common Stock on the American Stock Exchange or, if no such sale of Common Stock occurs on such date, the fair market value of the Common Stock as determined by the Committee in good faith.

          (c) PER-PARTICIPANT LIMIT. No participant may be granted Options during any consecutive 12-month period on more than 250,000 shares of Common Stock (subject to adjustment pursuant to Section 7).

          (d) LIMITATION ON INCENTIVE STOCK OPTIONS. The aggregate fair market value (determined on the date of grant) of Common Stock for which a participant is granted Incentive Stock Options that first become exercisable during any given calendar year shall be limited to $100,000. To the extent such limitation is exceeded, an Option shall be treated as a Nonstatutory Stock Option.

          (e) NONTRANSFERABILITY. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and, during a participant's lifetime, shall be exercisable only by the participant. Notwithstanding the foregoing, a participant may transfer any Nonstatutory Option granted under the Plan to the participant's spouse, children and/or grandchildren, or to one or more trusts for the benefit of such family members, if the agreement evidencing such Option so provides and the participant does not receive any consideration for the transfer. Any Option so transferred shall continue to be subject to the same terms and conditions that applied to such Option immediately prior to its transfer (except that such transferred Option shall not be further transferable by the transferee during the transferee's lifetime).

          (f) TERM AND EXERCISABILITY OF OPTIONS. Options may be granted for terms of not more than 10 years and shall be exercisable in accordance with such terms and conditions as are set forth in the option agreements evidencing the grant of such Options. In no event shall an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

          Except as otherwise provided in Section 5(g), no Option granted under the Plan shall be exercisable by a participant during the first year after the date of grant of such Option.

          (g) TERMINATION OF EMPLOYMENT. An Option may not be exercised following a participant's termination of employment except as set forth in this Section 5(g).

             (i) Death, Disability, or Retirement. If a participant's employment terminates by reason of death, permanent disability (within the meaning of Section 22(e)(3) of the Code), or retirement at or after age 65, the participant (or the participant's estate in the event of the participant's death) may, within 90 days following such termination, exercise the Option with respect to all or any part of the shares of Common Stock subject thereto regardless of whether the Option was otherwise exercisable at the time of termination of employment.

             (ii) Other Reasons. If a participant's employment terminates for any reason other than death, permanent disability, or retirement at or after age 65, the participant may, within 30 days following such termination, exercise the Option with respect to all or any part of the shares of Common Stock subject thereto, but only to the extent that such Option was exercisable at the time of termination of employment.

          In no event may an Option be exercised after the expiration of the term of such Option.

          (h) PAYMENT. Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an Option granted under the Plan shall be made at the time of such exercise. The purchase price may be paid in cash or in shares of Common Stock valued at their fair market value on the date of purchase. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine.

     6. WITHHOLDING. No later than the date as of which an amount first becomes includible in the gross income of a participant for Federal income tax purposes with respect to any option under the Plan, the participant shall pay to the Company, or make arrangement satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind due to the participant. Any election made by a participant subject to Section 16(b) of the Exchange Act to have shares of Common Stock withheld in satisfaction of the withholding requirement with respect to such participant's option shall be subject to the approval of the Committee and shall be in accordance with the requirements of Rule 16b-3 under such Act.

     7. CHANGES IN CAPITAL STRUCTURE, ETC. In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares shall be increased through the payment of a stock dividend or a dividend on shares of Common Stock of rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject or which may become subject to an Option the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and references herein to shares of Common Stock shall be deemed to be references to any such stock or other securities as appropriate. Outstanding Options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock or of any stock or other securities into which such shares shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under this Plan, such adjustments shall be made in accordance with such determination. Fractional shares resulting from any adjustment in Options pursuant to this Section 7 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

     8. EFFECTIVE DATE AND TERMINATION OF PLAN. The Plan shall become effective on the date of its adoption by the Board, subject to the ratification of the Plan by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock. The Plan shall terminate 10 years from the date of its adoption or such earlier date as the Board may determine. Any option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

     9. AMENDMENT. The Board may amend the Plan in any respect from time to time; provided, however, that no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or any other rule or regulation. No amendment may, without the consent of a participant, impair such participant's rights under any Option previously granted under the Plan.

     10. LEGAL AND REGULATORY REQUIREMENTS. No Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with withholding tax requirements and with the rules of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which an Option is exercised may bear such legends and statements as the Committee shall deem advisable to assure compliance with Federal and state laws and regulations. No Option shall be exercisable, and no shares shall be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, Federal or state, having jurisdiction over such matters as the Committee may deem advisable.

     11. GENERAL PROVISIONS.

     (a) Nothing contained in the Plan, or in any option granted pursuant to the Plan, shall confer upon any employee any right to the continuation of the employee's employment or services.

     (b) The Plan and all options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.

                                                                         ANNEX D

                1993 EXECUTIVE EQUITY INCENTIVE PLAN, AS AMENDED

     1. PURPOSE. The purpose of this 1993 Executive Equity Incentive Plan is to promote an alignment of the interests of selected key executives of The Horn & Hardart Company (the "Company"), Hanover Direct, Inc., and other Affiliates of the Company, who can significantly impact the long-term success of the Company with the interests of its shareholders by affording such executives a proprietary interest in the Company's growth while providing them with an incentive to make a personal financial investment in the Company and to remain in the employ of the Company or its Affiliates.

     2. DEFINITIONS. As used in this Plan, the following terms shall have the meanings set forth below:

          (a) "Affiliate" shall mean any entity which is controlled, directly or indirectly, by the Company.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

          (d) "Committee" shall mean the Compensation Committee of the Board.

          (e) "Company" shall mean The Horn & Hardart Company and any successor thereto by merger or otherwise.

          (f) "Date of Grant" of an Option shall mean the date on which such Option is granted.

          (g) "Estate" shall mean an Optionee's legal representatives upon death or any person who acquires the right under the laws of descent and distribution to exercise an Option by reason of the Optionee's death. References to an "Optionee" shall be deemed to include the Optionee's Estate where the context so requires.

          (h) "Executive" shall mean an officer or key employee of the Company or an Affiliate.

          (i) "Fair Market Value" of a Share shall mean the average of the high and low per-share sale prices of the Shares on the American Stock Exchange, composite tape or other recognized market source, as determined by the Committee, on the applicable date of reference hereunder, or if there is no sale on such date, then the average of such high and low sale prices on the last previous day on which a sale is reported.

          (j) "Mid-Term Rate" with respect to indebtedness shall mean the mid-term applicable Federal rate in effect under Section 1274(d) of the Code as of the day on which the indebtedness was incurred, compounded annually.

          (k) "Note" shall mean a note subject to the terms and conditions described in Section 8 and used to pay a portion of the purchase price for Tandem Shares.

          (l) "Option" shall mean any option granted pursuant to Section 6 to an Executive to purchase Shares from the Company.

          (m) "Option Shares" shall mean the Shares purchased by an Optionee pursuant to the exercise of an Option.

          (n) "Optionee" shall mean any Executive to whom an Option is granted under the Plan.

          (o) "Plan" shall mean this 1993 Executive Equity Incentive Plan.

          (p) "Ratification Date" shall mean the date approval of the Plan is submitted to the Company's shareholders for ratification pursuant to
     Section 4.

          (q) "Refinancing Note" shall mean a note subject to the terms and conditions described in Section 9, the proceeds of which are applied to the payment of a Note.

          (r) "Right" shall mean a right granted pursuant to Section 7 to an Executive to purchase Shares from the Company at their Fair Market Value.

          (s) "Shares" shall mean the common stock of the Company, par value $.66 2/3 per share.

          (t) "Short-Term Rate" with respect to indebtedness shall mean the short-term applicable Federal rate in effect under Section 1274(d) of the Code as of the day on which indebtedness was incurred.

          (u) "Tandem Investment Date" shall mean, with respect to an Option, the date established by the Committee for the purchase of Tandem Shares pursuant to the exercise of the Right related to such Option.

          (v) "Tandem Shares" shall mean the Shares purchased by an Optionee pursuant to the exercise of a Right.

     3. PARTICIPATION. The Executives to whom Options and Rights may be granted under the Plan shall be determined by the Committee.

     Nothing contained in the Plan, or in any Option or Right granted pursuant to the Plan, shall confer upon any Executive any right to continue in the employ of the Company or an Affiliate or limit in any way the right of the Company or an Affiliate to terminate such Executive's employment at any time.

     4. EFFECTIVENESS AND TERMINATION OF PLAN. The Plan shall become effective January 28, 1993, subject to ratification of the approval thereof at a meeting of shareholders by the holders of a majority of the Shares present and entitled to vote at such meeting. Prior to such approval no Option may be exercised and no Tandem Shares may be sold or transferred. Should such holders fail so to approve the Plan, the Plan and all actions taken thereunder shall automatically be rescinded and become null and void.

     The Plan shall terminate on December 31, 1996 or such earlier date as the Board may determine. Any Option outstanding at the time of such termination shall remain in effect in accordance with its terms and those of the Plan.

     5. THE SHARES. Options and Rights may be granted from time to time under the Plan for the purchase, in the aggregate, of not more than 2,400,000 Shares (subject to adjustment pursuant to Section 10). Such Shares shall be made available either from authorized and unissued Shares, Shares held by the Company in its treasury, or reacquired Shares. All Shares subjected under the Plan to an Option or Right which expires or terminates as to such Shares may again be subjected to an Option or Right under the Plan. OPTIONS MAY NOT BE GRANTED TO ANY EXECUTIVE COVERING AN AGGREGATE OF MORE THAN 250,000 SHARES DURING ANY 12-MONTH PERIOD.

     6. OPTIONS. Options, evidenced by option agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the

Committee may approve, may be granted at any time and from time to time prior to the termination of the Plan.

     Except as hereinafter provided, all Options shall be subject to the following terms and conditions:

          (a) Status of Options. Options granted under the Plan shall be nonstatutory options not qualifying as incentive stock options under
     Section 422 of the Code.

          (b) Price. The per-share purchase price of the Shares subject to the Option shall be (i) $2.50 in the case of an Option granted on or before March 2, 1993 and (ii) the Fair Market Value of a Share on the Date of Grant in the case of all other Options. The purchase price shall be subject to adjustment as provided in Section 10.

          (c) Payment. The purchase price shall be paid in full at the time of purchase in cash, in Shares valued at the Fair Market Value thereof on the date of purchase, or in a combination thereof.

          (d) Duration and Exercise of Options. Options shall expire six years from their Date of Grant. Except as otherwise provided in Section 6(f), Options shall not be exercisable before the third anniversary of their Date of Grant.

          (e) Tandem Investment. If the Optionee fails to purchase Tandem Shares on the Tandem Investment Date associated with an Option, the Option shall be canceled in its entirety. In the event the Optionee purchases on the Tandem Investment Date a number of Tandem Shares that is less than one half the number of Shares covered by the Option, the number of Shares covered by the Option shall be reduced to twice such number of Tandem Shares and the balance of the Option shall be canceled.

          (f) Termination of Employment. Upon an Optionee's termination of employment, an Option granted to such Optionee may be exercised only as follows:

             (i) Death, Disability, or Retirement. If the Optionee's employment is terminated by death, permanent disability (as determined by the Committee), or retirement at or after age 65, the Optionee (or the Optionee's Estate in the event of the Optionee's death) may, within 90 days following such termination, exercise the Option with respect to all or any part of the Shares subject thereto regardless of whether the Option was otherwise exercisable at the time of termination of employment.

             (ii) Other Reasons. If the Optionee's employment is terminated for any reason other than death, permanent disability, or retirement at or after age 65, the Optionee may, within 30 days following such termination, exercise the Option with respect to all or any part of the Shares subject thereto; provided, however, that such Option may be exercised only if it was exercisable at the time of termination of employment (except to the extent the Committee may waive such requirement in its sole discretion in the case of an Optionee whose job has been eliminated).

        Notwithstanding the foregoing, no Option shall be exercisable in whole or in part after such Option expires.

          (g) Transferability of Options. Options shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee.

          (h) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.

     7. RIGHTS. In connection with the granting of an Option to an Executive, the Committee shall grant such Executive a Right to purchase from the Company on the Tandem Investment Date, at their Fair Market Value, a number of Tandem Shares equal to one-half the maximum number of Shares covered by the related Option. Each such Right shall be subject to the following terms and conditions:

          (a) Effectiveness and Exercise of Right. An Optionee may exercise a Right with respect to all or a portion of the Shares covered by such Right by executing and delivering to the Company on or before the Tandem Investment Date the exercise form provided to the Executive for such purpose, accompanied by the purchase price for such Shares. The exercise of the Right shall become effective on the Tandem Investment Date, and the purchase of the Tandem Shares shall occur on such date. Any unexercised portion of such Right shall expire at the close of business on the Tandem Investment Date.

          (b) Price. The purchase price of the Tandem Shares shall be their Fair Market Value on the Tandem Investment Date.

          (c) Payment. The purchase price shall be paid in full on the date of purchase as follows:

             (i) Cash. The Optionee shall pay at least 20 percent of the purchase price of the Tandem Shares in cash or by delivery of a short-term note, in such form and subject to such terms and conditions as the Committee may prescribe, having a term not exceeding three months.

             (ii) Note. The Optionee shall pay the balance, if any, of the purchase price with a Note.

          (d) Termination of Employment. A Right granted to an Optionee shall be void in the event of such Optionee's termination of employment for any reason prior to the Tandem Investment Date.

          (e) Transferability of Rights. Rights are not transferable and shall be exercisable only by the Optionee.

          (f) Transferability of Tandem Shares. Tandem Shares shall not be transferable until the earlier of (i) the date on which the Option to which the Tandem Shares relate becomes exercisable pursuant to Section 6(d) and
     (ii) the date on which the Optionee's employment terminates.

          (g) Other Terms and Conditions. Rights may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.

     8. NOTE. Each Note used to finance a portion of the purchase price of Tandem Shares prior to the Ratification Date shall be subject to the following terms and conditions:

          (a) Term. Subject to acceleration as hereinafter provided, the Note shall become due and payable in full on the earlier of (i) December 31, 1993 and (ii) the fifth business day following the Ratification Date.

          (b) Interest. Interest shall accrue at the Short-Term Rate and shall be payable in a single payment concurrently with the payment of principal.

          (c) Prepayment. The Optionee may prepay the Note at any time without penalty.

          (d) Acceleration. The entire unpaid principal and interest on the Note shall become immediately due and payable in the event of the Optionee's termination of employment for any reason, including death or retirement.

          In the event of the Optionee's sale or other disposition of any Tandem Shares, the proceeds, net of brokerage commissions, from such sale (or the Fair Market Value of such Tandem Shares on the date of their disposition other than by sale) must be applied to the repayment of principal and interest on the Note within 15 days after such sale or other disposition.

          (e) Other Terms and Conditions. The Note may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.

     Each Note used to finance a portion of the purchase price of Tandem Shares on or after the Ratification Date shall be subject to the same terms and conditions as a Refinancing Note, except that the term of the Note shall be six years (subject to acceleration under the same terms and conditions as under the Refinancing Note).

     9. REFINANCING NOTE. Upon the maturity of a Note executed prior to the Ratification Date by an Executive to purchase Tandem Shares, the Executive may borrow from the Company the total amount of principal and interest due on such Note, by delivery of a Refinancing Note and accompanying pledge of collateral satisfying the terms and conditions set forth below. The proceeds of such Refinancing Note shall be applied to the payment of the Note in satisfaction thereof.

          (a) Term. Subject to acceleration as hereinafter provided, the Refinancing Note shall become due and payable in full on the sixth anniversary of the date of the original Note.

          (b) Interest. Interest shall accrue at the Mid-Term Rate and shall be payable in a single payment concurrently with the payment of principal.

          (c) Prepayment. The Optionee may prepay the Refinancing Note at any time without penalty.

          (d) Acceleration. The entire unpaid principal and interest on the Refinancing Note shall become immediately due and payable (i) 90 days after the Optionee's termination of employment by reason of death, permanent disability, or retirement at or after age 65, and (ii) 30 days after the Optionee's termination of employment for any other reason, EXCEPT TO THE EXTENT SUCH ACCELERATION IS WAIVED BY THE COMMITTEE IN ITS SOLE DISCRETION.

          In the event of the Optionee's sale or other disposition of any Tandem Shares (other than as payment of the purchase price of an Option), the proceeds, net of brokerage commissions, from such sale (or the Fair Market Value of such Tandem Shares on the date of their disposition other than by sale) must be applied to the repayment of principal and interest on the Note within 15 days after such sale or other disposition.

          In the event of the Optionee's sale or other disposition of any Option Shares acquired by exercise of the Option to which the Tandem Shares relate (other than as payment of the purchase price of an Option), the excess of the proceeds, net of brokerage commissions, from such sale (or the Fair Market Value of such Option Shares on the date of their disposition other than by sale) over the purchase price paid by the Optionee for such Option Shares must be applied to the repayment of principal and interest on the Note within 15 days after such sale or other disposition.

          (e) Collateral. The Refinancing Note shall be secured by a pledge of the Tandem Shares. In the event that the Optionee makes a partial payment of the Note, a proportionate number of the Tandem Shares shall be released and delivered to the Optionee.

          (f) Other Terms and Conditions. The Refinancing Note may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.

     10. ADJUSTMENT OF AND CHANGES IN SHARES. In the event that the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such Shares shall be increased through the payment of a stock dividend or a dividend on the Shares of rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each Share theretofore appropriated or thereafter subject or which may become subject to an Option the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share shall be entitled, as the case may be, and references herein to Shares shall be deemed to be references to any such stock or other securities as appropriate. Outstanding Options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding Shares or of any stock or other securities into which such Shares shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under this Plan, such adjustments shall be made in accordance with such determination. Fractional shares resulting from any adjustment in Options pursuant to this Section 10 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

     11. SECURITIES ACT REQUIREMENTS. No Option or Right granted pursuant to the Plan shall be exercisable in whole or in part, and the Company shall not be obligated to sell any Shares subject to any such Option or Right, if such exercise would, in the opinion of counsel for the Company, violate the Securities Act of 1933, as amended (or other Federal or state statutes having similar requirements), as in effect at that time. Each Option or Right shall be subject to the further requirement that, if at any time the Board shall determine in its discretion that the listing or qualification of the Shares subject to such Option or Right under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or Right or the issuance of Shares thereunder, such Option or Right may not be exercised in whole or in part unless such listing, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     12. WITHHOLDING. Appropriate provision shall be made for all taxes required to be withheld from Shares issued under the Plan under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and whether domestic or foreign. To that end, the Company may at any time take such steps as it may deem necessary or appropriate (including sale or retention of Shares) to provide for payment of such taxes.

     13. ADMINISTRATION AND AMENDMENT OF PLAN. The Plan shall be administered by the Committee. The Committee shall have and shall exercise all powers and duties with respect to the Plan and its administration except such powers and duties as are reserved under this Section 13 to the Board or to the shareholders of the Company. The Board may from time to time remove members from the Committee or add members thereto, and vacancies in the Committee, however caused, shall be filled by the Board. The Committee from time to time may adopt rules and regulations for carrying out this Plan. The interpretation and construction by the

Committee of any provision of the Plan or any Option or Right shall be final and conclusive. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Right granted pursuant hereto.

     The Board may from time to time make such changes in and additions to the Plan, and the Committee may amend the terms and conditions of any Option or Right, in each case as it may deem proper and in the best interests of the Company, without further action on the part of the shareholders of the Company; provided, however, that no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934 or any other rule or regulation. Amendments to the Plan or to any Option or Right may be applied prospectively or retroactively, provided, however, that no such amendment to any Option previously granted to an Optionee shall impair the rights of the Optionee without the consent of such Optionee or such Optionee's Estate.

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                              HANOVER DIRECT, INC.

     The undersigned hereby appoints Wayne P. Garten and Edward J. O'Brien proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Hanover Direct, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of the Company to be held June 20, 1996, at 9:30 a.m. or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

        (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON REVERSE SIDE)

1. ELECTION OF DIRECTORS

   FOR all         WITHHOLD       (INSTRUCTION: To withhold authority to      NOMINEES: Ralph Destino, J. David
  nominees       AUTHORITY to     vote for any individual nominee, write      Hakman, Rakesh K. Kaul, S. Lee Kling,
listed at the    vote for all     that nominee's name in the space            Theodore H. Kruttschnitt, Jeffrey
right (except      nominees       provided below.)                            Laikind, Elizabeth Valk Long, Edmund R.
as marked to     listed at the                                                Manwell, Alan G. Quasha, Geraldine
the contrary)        right                                                    Stutz, Robert F. Wright
     / /               N          ----------------------------------------

2. Ratification and approval of the adoption of the Company's Short-Term Incentive Plan for Rakesh K. Kaul, President and Chief Executive Officer of the Company

         For                    Against                  Abstain
         / /                      / /                      / /

3. Ratification and approval of the adoption of the Company's Long-Term Incentive Plan for Rakesh K. Kaul, President and Chief Executive Officer of the Company

         For                    Against                  Abstain
         / /                      / /                      / /

4. Ratification and approval of the adoption of the Company's 1996 Stock Option Plan

         For                     Against                   Abstain
         / /                       / /                       / /
5. Ratification and approval of the adoption of certain amendments to the
   1993 Executive Equity Incentive Plan as described in the accompanying
   Proxy Statement

         For                     Against                   Abstain
         / /                       / /                       / /
6. Ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 28, 1996
         For                     Against                   Abstain
         / /                       / /                       / /

    PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.
                                                7. In their discretion, the
                                                   Proxies are authorized to
                                                   vote upon such other business
                                                   as may properly come before
                                                   the meeting.



                                                --------------------------------
                                                          Signature(s)
                                                Dated:                    , 1996

                                                Note:  Please sign exactly as
                                                name appears above. When shares
                                                are held by joint tenants, both
                                                should sign. When signing as
                                                attorney, executor,
                                                administrator, trustee, or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer.